Exhibit 10.10

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

PURCHASE AGREEMENT COM0384-14

Between

EMBRAER S.A.

And

Azul Finance 2 LLC

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ATTACHMENTS

“A”	–	[*****] AIRCRAFT CONFIGURATION
“A1”	–	[*****] AIRCRAFT CONFIGURATION
“B”	–	FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE
	–	Exhibit 1 to Attachment B (LIST OF TECHNICAL PUBLICATIONS)
Exhibit 2 to Attachment B (SPECIAL INSURANCE CLAUSES)
“C”	–	WARRANTY CERTIFICATE — MATERIAL AND WORKMANSHIP
“D”	–	PRICE ESCALATION FORMULA
“E”	–	AIRCRAFT DELIVERY SCHEDULE
“F”	–	SERVICE LIFE GUARANTEE
“G”	–	[*****]
“H”	–	DISPATCH RELIABILITY GUARANTEE
“I”	–	PERFORMANCE GUARANTEE

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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PURCHASE AGREEMENT COM0384-14

THIS AGREEMENT IS ENTERED INTO THIS TUESDAY OF 30 DECEMBER, 2014 BY AND BETWEEN EMBRAER S.A. AND AZUL FINANCE 2 LLC, FOR THE PURCHASE AND SALE OF CERTAIN EMBRAER AIRCRAFT (AS DEFINED BELOW).

THE SALE COVERED BY THIS AGREEMENT SHALL BE GOVERNED SOLELY BY THE TERMS AND CONDITIONS HEREIN SET FORTH, AS WELL AS BY THE PROVISIONS SET FORTH IN THE ATTACHMENTS HERETO.

1.	INTERPRETATION

1.1. Definitions

For the purpose of this Agreement, the following definitions are hereby adopted by the Parties:

1.1.1. “Actual Delivery Date”: shall mean, with respect to each Aircraft, the date on which Buyer obtains title to that Aircraft in accordance with Article 7.

1.1.2. “AD’s”: shall mean effective airworthiness directives issued by either the ANAC or the Airworthiness Authority, in connection with and with respect to the Aircraft.

1.1.3. “Agreement” or “Purchase Agreement”: shall mean this purchase agreement.

1.1.4. “Aircraft”: shall mean the, Embraer 195-E2 (certification designation ERJ 190-400) aircraft manufactured by Embraer according to Attachment “A”, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft).

1.1.5. “Aircraft Basic Price”: shall mean the Aircraft price, as defined in Article 3.1.

1.1.6. “Aircraft Purchase Price”: shall mean the Aircraft price, effective on the relevant Aircraft’s Contractual Delivery Date, resulting from the application of the Escalation Formula to the Aircraft Basic Price as set forth in Article 3.3.

1.1.7. “Airworthiness Authority”: shall mean the Brazilian Civil Aviation Authority – Agência Nacional de Aviação (the “ANAC”), or such other entity in Brazil from time to time charged with the administration of civil aviation.

1.1.8. “Business Day(s)”: shall mean a day on which banks are open for business in São José dos Campos and São Paulo in Brazil, and New York in the United States.

1.1.9. “Buyer”: shall mean Azul Finance 2 LLC, a company organized and existing under the laws of Delaware with its principal place of business at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, USA.

1.1.10. “Contractual Delivery Date”: unless as otherwise provided for herein, the Contractual Delivery Date shall mean the last Business Day of each month for each Aircraft as provided for in Attachment E hereto and as referred to in Article 5.

1.1.11. “Day(s)”: shall mean calendar days.

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1.1.12. “Embraer”: shall mean Embraer S.A., a Brazilian corporation organized and existing under the laws of Brazil with its principal place of business at Av. Brigadeiro Faria Lima, 2170, São José dos Campos, SP, Brazil.

1.1.13. “Escalation Formula”: shall mean the escalation formula contained in Attachment “D”.

1.1.14. “FAF”: shall mean delivery of an Aircraft in fly-away-factory condition (equivalent to Ex-Works condition – Incoterms 2010 — flying from the place designated in Article 5 and with a certificate of airworthiness or equivalent at the time issued by ANAC or its successors and provided by Embraer).

1.1.15. [*****]: shall mean the [*****] referred to in Article 4.1.1.

1.1.16. “LIBOR”: for purposes of calculating any rate under this Agreement for any period for which the same is to be established, shall mean a rate per annum equal to the US$ Six-Month LIBOR published or reported by the Telerate Channel (equal to the US$ interest rate for a period of six-months displayed on page LIBOR 01 of the Reuters screen or any successor or substitute page of such screen, providing rate quotations comparable to those currently provided on such page of such screen) at 11:00 a.m. London time, in the London interbank market on the first day of such period (or if such date is not a London business day, the immediately preceding London business day) and in an amount comparable to the amount for which such rate is to be established. For purposes of this definition, “London business day” means any day excluding Saturday, Sunday and any day on which commercial banks in London, England are authorized or required by law to remain closed.

1.1.17. “Major Changes”: shall mean the changes to the design of the Aircraft, as defined in Article 11.2.2.

1.1.18. “Mandatory Service Bulletins”: shall mean the mandatory service bulletins applicable to the Aircraft, which are issued by Embraer to implement the AD’s referred to in Article 11.4.

1.1.19. “Minor Changes”: shall mean the changes to the design of the Aircraft defined as per the terms and conditions of Article 11.2.1.

1.1.20. [*****].

1.1.21. “Parties”: shall mean Embraer and Buyer.

1.1.22. “Product Support Package”: shall mean the products and Services to be provided by Embraer as per Article 13.

1.1.23. “Purchase Right Aircraft”: shall have the meaning set out in Article 21.

1.1.24. “Scheduled Inspection Date”: shall mean the date on which a certain Aircraft is available for inspection, acceptance and subsequent delivery to Buyer, as per the terms and conditions of Article 7.1.

1.1.25. “Services”: shall mean the services, as defined in Article 2.3 of Attachment “B”.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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1.1.26. “Technical Publications”: shall mean the technical documentation pertaining and related to the Aircraft, as identified in Article 2.2 and Exhibit 1 of Attachment “B”.

1.1.27. “Specification”: shall mean the Aircraft configuration described in Attachment “A”, as such may be amended overtime pursuant to Article 11, together with the Technical Description incorporated by reference therein.

1.1.28. “USD” or “US$”: shall mean the legal currency of the United States of America.

1.1.29. “Vendor”: shall mean third party suppliers of equipment, parts, tools, ground support and test equipment to Embraer to use on or in connection with the Aircraft.

1.1.30. “Working Day(s)”: shall mean a day, other than Saturday, Sunday or holiday, on which Embraer in São José dos Campos, SP, Brazil is open for business.

1.2 Construction

In this Agreement unless otherwise expressly provided:

1.2.1 Words importing the plural shall include the singular and vice versa,

1.2.2 A reference to an Article, Attachment or Exhibit is a reference to an Article, Attachment or Exhibit to this Agreement, and

1.2.3 The headings in this Agreement are to be ignored in construing this Agreement.

2.	SUBJECT

Subject to the terms and conditions of this Agreement:

2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of [*****] Aircraft;

2.2 Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3 Buyer shall have the option to purchase up to [*****] Purchase Right Aircraft, in accordance with Article 21.

3.	PRICE

3.1 The Aircraft Basic Price of each Aircraft is [*****].

3.2 The Services and Technical Publications are to be provided [*****] in accordance with Attachment B. Additional technical publications as well as other services shall be billed to Buyer in accordance with Embraer’s rates prevailing at the time Buyer places a purchase order for such additional technical publications or other services.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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3.3 The Aircraft Basic Price, as may be amended pursuant to the provisions of this Agreement, shall be escalated according to the Escalation Formula. Such price as escalated until the Contractual Delivery Date shall be the Aircraft Purchase Price and it will be provided by Embraer to Buyer [*****] prior to each Aircraft’s Contractual Delivery Date.

4.	PAYMENT

4.1 To secure the Aircraft delivery positions set forth in Article 5 and to ensure delivery of Aircraft in accordance with the delivery schedule set forth in Article 5, Buyer shall pay Embraer for each Aircraft the amounts set forth in Article 3 in accordance with the terms and conditions contained in this Article 4. The Parties acknowledge that each of the Aircraft and the corresponding delivery positions have been reserved for purchase by Buyer and such Aircraft have been removed from the market. The amounts specified in Article 3 shall be paid by Buyer by wire transfer in immediately available USD funds, to a bank account to be timely informed by Embraer.

The Aircraft Purchase Price for each Aircraft shall be paid by Buyer, as follows:

4.1.1 Buyer has already paid to Embraer an [*****] in the amount of [*****] per each Aircraft, [*****]. The aggregate amount of such [*****] shall be applied by Embraer towards payment for each Aircraft.

4.1.2 A [*****] payment of each Aircraft Basic Price, less the relevant [*****], is due and payable within [*****] following the execution of this Agreement.

4.1.3 A [*****] payment of each Aircraft Basic Price is due and payable [*****] to each relevant Aircraft’s Contractual Delivery Date.

4.1.4 A [*****] payment of each Aircraft Basic Price is due and payable [*****] to each relevant Aircraft’s Contractual Delivery Date.

4.1.5 A [*****] payment of each Aircraft Basic Price is due and payable [*****] to each relevant Aircraft’s Contractual Delivery Date.

4.1.6 The balance of each Aircraft Purchase Price shall become due and payable [*****] of each relevant Aircraft by Buyer, as defined in Article 7.3.

4.2 In the event Buyer fails to pay any amount payable as set forth in Articles 4.1.2 through 4.1.5 hereunder on the relevant due date, Buyer shall pay to Embraer immediately upon demand made from time to time interest on such amount, or any part thereof, not paid from the date on which the same was due and payable until the date on which the same is paid in full at the [*****] per annum prorated on any part thereof. For the payments referred to under Article 4.1.6, interest shall be calculated as per Article 7.8. Without prejudice to Embraer’s rights set forth in Article 4.3, interest accrued will be invoiced by Embraer [*****], beginning [*****] after the date on which payments should have been made, and payment thereof shall be made by Buyer in accordance with the instructions contained therein.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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4.3 Without prejudice to the payment of interest on late payments set forth above, should Buyer fail to make any payment under Article 4.1 above on or before the due date and if such failure shall not have been cured within [*****] following the date on which the amount was due and payable, Embraer shall have the right to [*****]. Notwithstanding the foregoing, Embraer shall have the right to terminate this Agreement in relation to the affected Aircraft in accordance with Article 20.3 if such failure shall not have been cured within [*****] following the date on which the amount was due and payable.

4.4 Net payments: all payments to be made by Buyer under this Agreement shall be made without any set off or withholding whatsoever, except for any taxes, fees, imposts, duties or charges, that are the responsibility of Embraer pursuant to Article

17 . If Buyer is obliged by law to make any deduction or withholding from any such payment, the amount due from Buyer in respect of such payment shall be increased to the extent necessary to ensure that, after the making of any such deduction or withholding, Embraer receives a net amount equal to the amount Embraer would have received had no such deduction or withholding been required to be made.

4.5 Payment Date: unless otherwise agreed by the Parties in writing, payment of the amounts referred in Articles 4.1.2, 4.1.3, 4.1.4 and 4.1.5, shall be made by Buyer on or before [*****] on which each of such payments is due.

4.6 [*****]: except as expressly determined otherwise in this Agreement, or as required by law, all payments made by Buyer to Embraer hereunder shall be [*****].

5.	DELIVERY

5.1 Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at [*****] within the relevant month that is identified as a Contractual Delivery Date contained in Attachment “E” to this Agreement.

6.	CERTIFICATION

6.1 The Embraer 195-E2 [*****] shall be certified [*****] by the ANAC airworthiness authority pursuant to the RBAC 25 certification requirements.

6.2 The Aircraft shall be manufactured by Embraer in compliance with ANAC certification and the operational requirements of the Airworthiness Authority, except for the items that are under Buyer’s regulatory responsibility pursuant to the operational requirements of the Airworthiness Authority and are not otherwise required to be provided by Embraer under this Agreement. Buyer shall be solely responsible for determining which operational requirements of the Airworthiness Authority are to be incorporated into the Aircraft configuration and for informing Embraer thereof. All such requirements, to the extent not included in Attachment A at the time of execution of this Agreement, shall be treated in accordance with the terms and conditions of Article 11.5.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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6.3 The Aircraft shall be delivered to Buyer with a certificate of airworthiness or equivalent issued by the ANAC. Embraer [*****] that the condition of the Aircraft at delivery and the documentation delivered with the Aircraft, including the above mentioned certificate of airworthiness shall be sufficient for Buyer to obtain a certificate of airworthiness from the Airworthiness Authority. Subject to the above, it shall be Buyer’s responsibility to obtain such certificate of airworthiness and to register the Aircraft, at Buyer’s sole expense.

7.	ACCEPTANCE AND TRANSFER OF OWNERSHIP

7.1 Unless Buyer is notified otherwise, the Aircraft shall be delivered in accordance with the provisions and schedules specified in Article 5. Embraer shall initially give Buyer [*****] notice of the week of anticipated Aircraft delivery, such date to be no later than the Contractual Delivery Date according to Article 23 (Notices). Embraer shall then give Buyer [*****] notice according to Article 23 (Notices) of each of the weeks on which Embraer considers that each Aircraft will be ready for inspection, acceptance and subsequent delivery to the Buyer (the last Day of such notified delivery week to be no later than the Contractual Delivery Date and [*****]. The final notification shall be issued by Embraer to Buyer no less than [*****] prior to the actual date that the Aircraft will be made available for Buyer’s inspection, which date shall be defined as the “Scheduled Inspection Date”, on which date Buyer shall promptly start inspecting such Aircraft.

7.2 Buyer shall be allowed a reasonable period of time but in no event greater than [*****] to inspect and conduct an acceptance flight of each Aircraft prior to its delivery. Embraer will provide the fuel and insurance for the Aircraft’s acceptance flight in accordance with the insurance policy of Embraer. After such acceptance flight, each Aircraft will be delivered by Embraer to Buyer [*****].

7.3 If Buyer finds that the Aircraft is in compliance with the Specification and the Aircraft is in FAF condition, Buyer shall promptly execute and deliver a certificate of acceptance of such Aircraft and pay any and all amounts then due and payable pursuant to this Agreement, including but not limited to all amounts referred to in Articles 4.1, 4.2, 7.8 and 8 as applicable and accept delivery of such Aircraft, whereupon the necessary title and risk transfer documents shall be executed in order to effect title transfer. Buyer’s acceptance of an Aircraft shall be deemed a waiver of any rights to revoke acceptance of the Aircraft for any reason, including for defects unknown to Buyer at the time of acceptance.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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7.4 Buyer may decline to accept an Aircraft which Buyer reasonably believes does not materially comply with the Specification or is not in an airworthy condition.

7.5 If Buyer declines to accept an Aircraft, Buyer shall immediately give to Embraer written notice of all specific reasons for such refusal and Embraer shall have [*****], commencing on [*****] after receipt of such notice, to take all necessary actions in order to resubmit the Aircraft to Buyer for re-inspection.

7.6 Buyer shall be allowed [*****] to re-inspect the Aircraft, starting [*****] upon receipt of notice from Embraer that all necessary actions were taken. In the event Buyer declines to accept an Aircraft after this procedure is carried out twice, the Parties shall convene immediately following final refusal to accept the Aircraft in order to negotiate possible solutions. If within [*****] counted from the date in which Embraer receives notice of such final refusal to accept the Aircraft, Embraer and Buyer fail to reach an agreement in writing, [*****].

7.7 Provided Embraer tenders the Aircraft for inspection in compliance with the Specification and in FAF condition pursuant to this Article 7, should Buyer fail to perform the acceptance and transfer of title to the Aircraft or fail to give Embraer written notice of specific reasons for refusal, within the periods provided for and in accordance with this Article 7, Embraer shall be entitled, at its discretion, and after written notice provided to Buyer, to either re-negotiate the terms of this Agreement with Buyer or terminate this Agreement with regard to the affected Aircraft pursuant to Article 20.3. Embraer rights to re-negotiate or terminate this Agreement shall only become effective if such default of Buyer has not been cured within [*****] counted from the Scheduled Inspection Date.

7.8 Notwithstanding the provisions of Article 7.7 and in addition to Embraer’s rights pursuant to Article 20.3, provided Embraer tenders the Aircraft for inspection in compliance with the Specification and in FAF condition pursuant to this Article 7, should Buyer fail to perform the acceptance and transfer of title to the Aircraft within the time period specified in Articles 7.2, 7.3, 7.5 and 7.6, as applicable, interest will accrue [*****] calculated over the unpaid balance of the relevant Aircraft Purchase Price, prorated from the date on which Buyer should have completed the inspection or re-inspection of the Aircraft, as the case may be, until the date in which transfer of title occurs or until the date Embraer terminates this Agreement pursuant to Article 7.7, whichever occurs first. Without prejudice to Embraer’s rights set forth in Article 7.7, interest accrued will be invoiced by Embraer [*****], beginning [*****] after the date on which the Aircraft acceptance or transfer of title should have been performed, and payment thereof shall be made by Buyer in accordance with the instructions contained therein.

7.9 Embraer agrees to indemnify and hold harmless each of Buyer and Buyer’s officers, agents, employees and assignees (collectively, the “Buyer Indemnitees”) from and against all liabilities, damages, losses judgments, claims and suits, including costs and expenses incident thereto (“Claims), which may be suffered by, accrued against, be charged to or recoverable from such Buyer Indemnitees by reason of loss or damage to property or by reason of injury or death of any person resulting from or in any way connected with the tests on the ground or in-flight prior to the Actual Delivery Date of the relevant Aircraft, but for those Claims which are caused by the gross negligence or willful misconduct of Buyer Indemnitees.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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8.	STORAGE CHARGE

8.1 A storage charge equal to [*****] per Day shall be charged by Embraer to Buyer commencing on:

8.1.1 Buyer’s failure to perform inspection or re-inspection (as applicable) of the Aircraft, per the date or time period specified in writing by Embraer, according to Article 7; or

8.1.2 Buyer’s acceptance of an Aircraft when Buyer defaults in the fulfillment of any payment due and in taking title to such Aircraft immediately thereafter; or

8.1.3 Buyer’s failure to remove an Aircraft from [*****] after title transfer has occurred.

8.2 If however, Buyer notifies Embraer in writing [*****] in advance of its expected delay in the performance of its obligations set forth in Articles 8.1.1, 8.1.2 and 8.1.3 above, the storage charge shall commence on [*****] after the occurrence of the events set forth in Articles 8.1.1, 8.1.2 or 8.1.3 above, as applicable.

8.3 In the event that the Aircraft’s Contractual Delivery Date or [*****] must be extended by Embraer due to Buyer’s failure to perform any action or provide any information contemplated by this Agreement, the storage charge shall commence on [*****] after the original Contractual Delivery Date relative to such Aircraft.

8.4 Buyer shall pay the storage charge as set forth in Articles 8.1. or 8.3., as applicable, in USD, per each month of delay or prorated for any part thereof, within [*****] after the presentation of each invoice by Embraer.

9.	DELAYS IN DELIVERY

Except as provided in Articles 9.1 and 9.3, Embraer warrants that there shall be no delays in deliveries of Aircraft. The sole remedies for delays in delivery of any Aircraft are those provided in this Article 9 and Article 20.2.

9.1 Excusable Delays:

9.1.1 Embraer shall not be held liable or be found in default for any delays in the delivery of an Aircraft beyond [*****], resulting from the following events or occurrences (hereinafter referred to as “Excusable Delays”): (a) force majeure, (including, but not limited to acts of God, war or state of war, civil war, insurrection, fire, accident, explosion, flood, act of government, requisition, strike, labor disputes causing cessation or interruption of work, including but not limited to walkouts, sick-outs, protests or slowdowns), (b) inability despite all due and commercially reasonable efforts to procure any Aircraft related materials, equipment, accessories or parts, [*****], or (c) any delay in the delivery of the Aircraft resulting from any failure by Buyer to perform any material action or provide any material information contemplated by this Agreement (d) delays resulting from any other cause to the extent it is beyond Embraer’s control and does not result from Embraer’s fault or negligence, or (e) [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****].

9.1.2 As soon as practicable, but no more than [*****] after the occurrence of any of the above mentioned events which constitute causes of Excusable Delays in the delivery of an Aircraft beyond the Contractual Delivery Date or in the performance of any act or obligation to be performed by Embraer under this Agreement, Embraer undertakes to send a written notice to Buyer, including a description of the details involved and an estimate of the effects expected upon the timing of the performance of its contractual obligations.

9.1.3 Any such delays shall extend the time for delivery of an Aircraft or the Product Support Package or the Services, by the same number of Days required for the cause of delay to be remedied, subject to the limit indicated in Article 9.1.4. Embraer undertakes to use commercially reasonable efforts to avoid or remove any such cause of delay and to minimize its effect on the Contractual Delivery Date of an Aircraft. [*****]. For the avoidance of doubt, Embraer shall have no obligations under this Article 9.1.3 and Buyer shall have no rights under this Article 9.1.3 with respect to delays occurring pursuant to item 9.1.1(c).

9.1.4 If the cause of such Excusable Delay is such as to last longer than [*****] or to render the performance of this Agreement impossible, as a whole or with respect of one or more specific undelivered Aircraft, then the Parties shall attempt to renegotiate the terms of this Agreement accordingly, within [*****] following the last Day of Excusable Delay as provided for herein. In the event that the Parties fail to agree on such terms, either Party shall have the right to terminate this Agreement following the last Day of such [*****] period, with respect of one or more specific undelivered Aircraft, as applicable, without liability to either Party, except as provided for in Article 20.2(i).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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9.1.5 If, however, the cause of such Excusable Delay is attributable to Buyer in accordance with Article 9.1.1.(c), Buyer shall not be entitled to terminate this Agreement in accordance with Article 9.1.4 and upon a termination by Embraer the provisions of Article 20.3 shall apply. [*****].

9.2 Non-Excusable Delays:

9.2.1 If the delivery of an Aircraft is delayed, and such delay does not constitute an Excusable Delay (hereinafter referred to as “Non-Excusable Delays”), by more than [*****] after [*****] for such Aircraft, Buyer will be entitled to claim from Embraer liquidated damages in the following amounts:

[*****] [*****]

[*****] [*****]

Such liquidated damages shall apply for each Day of delay in excess of the above mentioned [*****] up to the date that the Aircraft is available for inspection and acceptance by, and subsequent delivery to Buyer by means of written confirmation of the successful completion of ground and flight tests performed by Embraer, to be provided as per Article 7.1, it being understood that such liquidated damages will not, in any event, exceed [*****] of the Aircraft Basic Price of the delayed Aircraft and that it will only be due and payable by Embraer to Buyer within [*****] after Buyer pays to Embraer the total Aircraft Purchase Price or within [*****] after this Agreement is terminated pursuant to this Article 9.2, in respect of the affected Aircraft. The Parties acknowledge and agree that such liquidated damages are not a penalty, but are a fair and reasonable estimate of Buyer’s potential damages.

9.2.2 Upon the occurrence of any event which constitutes a Non-Excusable Delay in the delivery of an Aircraft, Embraer shall, as soon as practicable, send a written notice to Buyer, within a reasonable period of time, including a description of the delays and an estimate of the effects expected upon the delivery of the Aircraft. [*****].

9.2.3 If the cause of such Non-Excusable Delay is such as to last longer than [*****] or to render the performance of this Agreement impossible, as a whole or with respect of one or more specific undelivered Aircraft, then the Parties shall attempt to renegotiate the terms of this Agreement accordingly, within [*****] as provided for herein. In the event that the Parties fail to agree on such terms, [*****] to terminate this Agreement following the [*****] with respect of one or more specific undelivered Aircraft, as applicable, without liability to either Party, [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Notwithstanding the provisions in the paragraph immediately above, if the Non-Excusable Delay results from a delay described in [*****], without liability to either Party, except as provided for in Article 20.2(ii).

9.2.4 It is agreed between the Parties that if, with respect to a delayed Aircraft, Embraer does not receive a claim for liquidated damages pursuant to Article 9.2.1, from Buyer, within [*****] the Contractual Delivery Date of such Aircraft, Buyer shall be deemed to have fully waived its right to such liquidated damages.

9.3 Delay Due to Loss or Structural Damage of the Aircraft

If, before acceptance of an Aircraft it is lost, destroyed or, in the reasonable opinion of Embraer, is damaged beyond economic repair (“Total Loss”), then Embraer will notify Buyer to this effect as soon as reasonably possible. Embraer will specify in its notice, or as soon after the notice as possible, the earliest date that an aircraft to replace the Aircraft may be delivered to Buyer and such date shall be the revised Contractual Delivery Date for the replacement aircraft. However, in the event the specified revised Contractual Delivery Date [*****] after the original Contractual Delivery Date, [*****] and: (i) Buyer notifies Embraer of such acceptance within [*****] of the date of receipt of the notice from Embraer, and (ii) the Parties execute an amendment to this Agreement recording the variation in the Contractual Delivery Date, provided however that in case the Total Loss is caused [*****] and (ii) in addition to the provisions of Attachment D.

If this Agreement terminates in relation to an Aircraft in accordance with this Article 9.3, such termination shall discharge the Parties from all obligations and liabilities hereunder with respect to such Aircraft and related Services, except that Embraer shall [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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10.	DELIVERY INSPECTION

10.1 Buyer may elect to observe the manufacturing of the Aircraft in order to verify that the Aircraft is manufactured in accordance with the procedures specified in this Agreement and to all applicable quality standards. [*****] before the Contractual Delivery Date of the first Aircraft, Embraer shall provide Buyer with a description of the relevant milestones of the manufacturing process which Buyer may observe. Upon receipt of such description Buyer shall promptly inform Embraer which milestones it elects to observe. Embraer will then notify Buyer the approximate dates of such milestones and Buyer shall promptly inform the names of no more than two (02) of its representatives that will act as observers (the “Observers”).The Observers shall be given access to the relevant technical data as reasonably necessary. Observers will, at all times, be supported by the quality assurance personnel of Embraer and shall address any of their observations, comments, doubts or requests to such personnel, provided however that Embraer shall not be deemed to have received any request that may affect the performance of this Agreement unless and until such request is made by Buyer in accordance with Article 23. Observers shall not interfere, disturb, delay or in any other way hinder the manufacture or assembly of the Aircraft, any other aircraft or any other activities carried out by Embraer.

10.2 In order to perform the delivery inspection and acceptance of each Aircraft in accordance with Article 7, Buyer shall send [*****] authorized representatives (the “Authorized Representatives”) to the facilities of Embraer. Buyer shall communicate to Embraer the names of its Authorized Representatives, by means of written notice, at least [*****] prior to each relevant Aircraft’s [*****] specified in Article 5.

10.3 Such Authorized Representatives, or other representatives indicated by Buyer, shall be authorized and duly empowered to sign the acceptance and transfer of title and risk documents and accept delivery of the Aircraft pursuant to Article 7.

10.4 For the purposes subject hereof, Embraer shall provide [*****] communication facilities (telephone, facsimile and high speed internet connection) for Buyer’s Observers and Authorized Representatives, as well as the necessary tools, measuring devices, test equipment and technical assistance as may be necessary to perform acceptance tests. Embraer shall also make available to Observers and Authorized Representatives (i) [*****] local transportation between Embraer facilities and hotel in Sao Jose dos Campos during normal working hours on the relevant Working Days, and (ii) [*****] lunch at the canteen at Embraer facilities on Working Days.

10.5 Buyer’s Observers and Authorized Representatives shall observe Embraer’s administrative rules and instructions while at Embraer’s facilities.

10.6 Buyer’s Observers and Authorized Representatives shall be allowed exclusively in those areas related to the subject matter hereof. Buyer agrees to hold harmless Embraer from and against all and any kind of liabilities in respect to such representatives, for whom Buyer is solely and fully responsible under all circumstances and in any instance, except to the extent they arise from the gross negligence or the willful misconduct of Embraer, its officers, employees and agents.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

11.	CHANGES

11.1 Each Aircraft will comply with the Specification and shall incorporate all modifications which are classified as AD’s mandatory by ANAC or the Airworthiness Authority as provided in Article 11.4, or those agreed upon by Buyer and Embraer in accordance with this Article.

11.2 The Parties hereby agree that changes can be made by Embraer in the design of the Aircraft, the definition of which and its respective classification shall be in compliance to the Aircraft type specification, as follows:

11.2.1 Minor Changes: defined as those modifications which shall not adversely affect the Aircraft in any of the following characteristics:

(i)	Performance, weight or balance;

(ii)	Structural strength, flight qualities, operation;

(iii)	Interchangeability of parts defined by Embraer as interchangeable;

(iv)	Operational safety;

(v)	Ease of maintenance;

(vi)	Noise and environmental control;

(vii)	Aircraft delivery and price.

11.2.2 Major Changes: defined as those modifications which affect at least one of the topics mentioned in Article 11.2.1.

11.3 Embraer shall have the right, but not the obligation, to incorporate Minor Changes in the Aircraft still in the production line at its own cost, without the prior consent of Buyer.

11.4 Embraer shall convey those Major Changes that are classified as AD’s by means of service bulletins approved by the Airworthiness Authority and/or ANAC, as appropriate. Service bulletins that implement such AD’s shall be referred to as Mandatory Service Bulletins. Embraer shall incorporate Mandatory Service Bulletins as follows:

11.4.1 Compliance required before Actual Delivery Date: Embraer shall incorporate Mandatory Service Bulletins in undelivered Aircraft [*****] in a reasonable period of time if the compliance time for such Mandatory Service Bulletins is before Actual Delivery Date of an Aircraft. Embraer shall not be liable for any delays resulting from incorporation of Mandatory Service Bulletins when the Aircraft has already passed the specific production stage affected by the incorporation of said change but Embraer shall use its commercially reasonable efforts to incorporate such changes prior the Actual Delivery Date and to minimize any delays in delivery.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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11.4.2 Compliance required after Contractual Delivery Date: During a time period of [*****] following the Aircraft Actual Delivery Date the applicable Aircraft warranty coverage periods specified in the Aircraft Warranty Certificate as provided in Attachment “C”, Embraer shall provide parts kits for Mandatory Service Bulletins that are issued either (i) before the relevant Aircraft’s Actual Delivery Date but with a compliance time after such date or (ii) after the relevant Aircraft’s Actual Delivery Date. Such kits shall be provided [*****]. [*****] Embraer shall not be liable for any down-time of delivered Aircraft that may be necessary for the incorporation of any changes. When flight safety is affected, such changes shall be immediately incorporated. If warranty coverage is not available or applicable pursuant to the terms of Attachment “C”, the provisions of Article 11.5 shall apply. [*****].

11.5 Except for the Major Changes referred to in Article 11.4, any other Major Changes as defined in Article 11.2.2 and/or Major Changes such as (i) any change developed by Embraer as product improvement, (ii) any change required by Buyer in relation to the Aircraft configuration, (iii) any change in the certification regulations presented in the Technical Description, which are required by the Airworthiness Authority as a consequence of alterations, amendments and/or innovations of these applicable regulations [*****], or (iv) any change due to alterations, amendments and/or innovations of legal requirements by other authorities (including without limitation environmental authorities) that have the effect of rendering Aircraft parts obsolete or non-compliant, shall be considered as optional and Embraer shall submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such change. Should Buyer not approve such PMC in writing, the change shall not be incorporated in the Aircraft.

11.6 Any Major Change to the Aircraft, made in accordance with the foregoing paragraphs, which affect the provisions of Attachment “A” hereto and amend the Specification accordingly, shall be incorporated in said Attachment by means of an amendment to this Agreement at a frequency to be mutually agreed.

11.7 Except as set forth herein, , the Aircraft shall, on the Scheduled Inspection Date, comply with the Specification as from time to time amended pursuant to Article 11.6. Determination of such compliance shall be made by Buyer pursuant to Article 7.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

12.	WARRANTY AND GUARANTEES

12.1. Warranty: the materials and workmanship relative to the Aircraft subject of this Agreement will be warranted exclusively in accordance with the terms and conditions specified in Attachment “C”.

12.2 Guarantees: Embraer hereby guarantees to Buyer (i) service life, (ii) [*****], (iii) dispatch reliability, (iv) the performance, of and with respect to the Aircraft in exclusively accordance with the terms and conditions specified in Attachments “F”, “G”, “H” and “I”.

13.	PRODUCT SUPPORT PACKAGE

Embraer shall supply to Buyer the Product Support Package described in Article 2 of Attachment “B” hereto, which includes Embraer’s spare parts policy, the Technical Publications and the Services.

14.	ASSIGNMENT

14.1 Assignment of rights and obligations: Except as otherwise provided in this Article 14, Buyer may not assign, novate or transfer any of its rights or obligations hereunder without the prior written consent of Embraer, which shall not be unreasonably withheld or delayed.

14.2, Buyer may assign all or part of its rights and obligations hereunder with regards to any Aircraft to a bank or other financial institution as part of a purchase money financing arrangement for the purchase of the Aircraft or to a leasing company under a sale-lease-back arrangement where Azul Linhas Aéreas S.A. shall operate the Aircraft as a lessee promptly after its delivery to the assignee/leasing company. Furthermore, upon [*****] prior written notice to Embraer, and subject to the prior written consent of Embraer which shall not be unreasonably withheld or delayed, Buyer may assign the warranties identified in Attachment C hereto to Azul Linhas Aéreas S.A. for the purpose of operating such Aircraft. [*****].

14.3 In any of the above cases, Buyer shall: (i) furnish Embraer with a copy of the written assignment or transfer document at least [*****] prior to the effective date of the assignment or transfer and (ii) only be discharged from its obligations under the Purchase Agreement with respect to such Aircraft to the extent that the assignee or transferee fully performs such obligations and (iii) remain liable to perform those obligations the assignee fails to perform (whether under this Agreement or under a guarantee or other support document granted by Buyer to Embraer in form and substance acceptable to Embraer (acting reasonably)) and (iv) cause assignee or transferee to execute a compliance with laws and export control clauses similar to those set forth herein and (v) hold Embraer harmless from any and all claims arising out or in connection with any governmental, corporate or compliance requirements that the assignee, transferee and/or Buyer failed to comply with regards to the assignment of the Aircraft and/or the transfer of this Agreement and (vi) provide all corporate “know your customer” information with respect to the assignee or transferee, as reasonably requested by Embraer.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

14.4 Notwithstanding the above, this Agreement, [*****] any person or entity which Embraer may be legally restricted to enter in to an agreement, to a debarred person or entity, or in case such assignment would infringe US export control regulations or any other applicable law.

14.5 Buyer will represent to the benefit of Embraer at the time of the assignment that such assignment contemplated at the time and permitted under this Article 14 shall not cause any adverse change to the interests, rights or obligations of Embraer under this Agreement.

15.	RESTRICTIONS AND PATENT INDEMNITY

15.1 Claims against Buyer. Subject to the limitations and conditions set forth herein, including, without limitation Article 15.2, Embraer shall indemnify and hold Buyer its subsidiaries and affiliates, and their officers, directors, agents and employees (collectively, for purposes of this Article 15, “Buyer”) harmless from and against all claims, lawsuits, and liabilities based upon or arising from any suit, action, proceeding, or allegation that:

(a) Any product or service purchased from or supplied by Embraer hereunder or any portion thereof (collectively, for the purposes of this Article 15, “Item”) and/or the use or operation thereof constitutes an alleged or actual infringement of any granted or registered United States or foreign patent (“Patent Claim”), provided that from the time of design of such Item and until such Patent Claim is resolved, each of the country in which the relevant patent is held and the flag country of the Aircraft is a party to (1) the Paris Convention for the Protection of Industrial Property as amended and (2) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or

(b) Aircraft software and accompanying documentation and manuals (collectively, for purposes of this Article 15, “Software”), or any part of such Aircraft Software furnished by Embraer, constitutes an alleged or actual infringement of any United States or foreign copyright rights or misappropriates any third party trade secret right under U.S. law or other foreign law (“Copyright Claim”), provided that from the time of design of such Software and until such Copyright Claim is resolved, each of the country in which the infringement claim is made and the flag country of the Aircraft is a member of the Berne Convention for the Protection of Literary and Artistic Works as amended and both countries recognize Software as a “work” under the Berne Convention.

15.1.1 Embraer’s indemnification provided in this Article 15 shall not apply to Buyer furnished or installed equipment, Items or Software not installed, used or maintained in accordance with all instructions and procedures of Embraer (as may be modified by Embraer from time-to-time), any Buyer-furnished or requested designs or any Buyer modification of any Item or Software (collectively, “Buyer Modifications”). [*****].

15.2 Limitations and Conditions. Buyer shall give prompt written notice to Embraer of the receipt of a notice of a suit or action against Buyer alleging a Patent Claim or Copyright Claim covered by this Article 15 or of a written notice alleging a Patent Claim or Copyright Claim covered by this Article 15, whichever occurs earlier. Failure to notify Embraer as provided herein shall relieve Embraer of liability that it may have to Buyer to the extent that the defense of any such Patent Claim or Copyright Claim is prejudiced thereby.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

At all times, Embraer shall have the right, at its option and expense, to negotiate with any party alleging a Patent Claim or Copyright Claim, assume or control the defense to any allegation of a Patent Claim or Copyright Claim, including without limitation, the right to bring a declaratory judgment or similar action, intervene in any action involving a Patent Claim or Copyright Claim, and/or attempt to resolve a Patent Claim or Copyright Claim by replacing or modifying an Item or Software.

Buyer shall promptly furnish to Embraer all information, documents, records, and assistance within Buyer’s possession, custody or control as requested by Embraer that Embraer considers potentially relevant or material to any allegation covered by this Article 15. Buyer shall co-operate with Embraer and shall, upon Embraer’s reasonable request and [*****], arrange for the attendance of representatives of Buyer at depositions, hearings, trials, and the like, and assist in effecting settlements, securing and giving evidence, obtaining the attendance of witnesses and in the conduct of any suits or actions covered by this Article 15.

Buyer shall obtain Embraer’s written approval [*****] prior to paying, agreeing to pay, assuming any obligation or making any material concession relative to any Patent Claim or Copyright Claim.

Embraer shall assume and pay any and all judgments and all costs assessed against Buyer in a final non-appealable judgment of any suit or action, and Embraer will make all payments in settlement imposed upon or incurred by Buyer with Embraer’s prior approval, and [*****].

15.3 Continuing Use. In the event any Item purchased or supplied hereunder, or any portion thereof, becomes the subject of any Patent Claim or Copyright Claim, or if Embraer in its reasonable judgment at any time decides that the item purchased or supplied hereunder, or any portion thereof, shall become the subject of such a Claim or Copyright Claim, Embraer shall as soon as practical, at its own expense and option either: (i) obtain for Buyer the right to use the infringing Item, or portion thereof; or (ii) replace, modify, substitute, or update the infringing article, or portion thereof, so that it becomes non-infringing.

In the event that any such suit or action results in an order, decree or judgment enjoining or otherwise prohibiting Buyer from effectively using any Item for its intended purposes, or any settlement made or approved by Embraer has such result, Embraer agrees at its option and expense to promptly either: (i) procure for Buyer the right to continue using said Item; or (ii) modify said Item so that it becomes non-infringing and otherwise complies with the provisions of this Agreement; or (iii) replace said item with a non-infringing Item suitable for Buyer’s requirements and in a condition equivalent to that of the Item removed. The foregoing provisions hereof shall apply in case of any such order, decree, judgment or settlement-prohibiting Buyer from effectively using any component or part of the Item.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

If the party or parties making a Claim or Copyright Claim for which Embraer has agreed to indemnify Buyer hereunder obtains an injunction restraining Buyer’s use of the Item and a bond or other security will be necessary and efficacious to void same, Embraer shall reimburse Buyer the amount of premium for any bond or the costs of any other security given by Buyer to release or void such injunction (or if reasonably not feasible, negotiate in good faith to reimburse Buyer), or alternatively at Embraer’s election shall furnish such bond or other security on Buyer’s behalf.

EMBRAER SHALL HAVE NO OBLIGATION OR LIABILITY UNDER THIS ARTICLE 15 FOR ANY LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES. THE OBLIGATIONS AND REMEDIES OF BUYER SET FORTH IN THIS ARTICLE 15 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITES OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST EMBRAER, EITHER EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT BY ANY PRODUCT OR SERVICE PROVIDED UNDER THIS AGREEMENT.

16.	MARKETING PROMOTIONAL RIGHTS

Embraer shall have the right to show for marketing purposes, free of any charge, the image of Buyer’s Aircraft, painted with Buyer’s colors and emblems, affixed in photographs, drawings, films, slides, audiovisual works, models or any other medium of expression (pictorial, graphic, digital, electronic and sculptural works), through all mass communications media including but not limited to billboards, magazines, newspaper, television, movie, theaters, as well as in posters, catalogues, models and all other kinds of promotional material. In the event such Aircraft is sold to or operated by or for another company or person, Embraer shall be entitled to disclose such fact, as well as to continue to show the image of the Aircraft, free of any charge, for marketing purposes, either with the original or the new colors and emblems, unless otherwise notified, provided that such notification shall be subject to the reasonable satisfaction and agreement of Embraer. If accepted, said prohibition, however, shall in no way apply to the promotional materials or pictorial, graphic, digital, electronic or sculptural works already existing or to any contract for the display of such materials or works already binding Embraer at the time of receipt of the notification. The provisions of this Article shall be included in all future sales or lease agreements concerning the Aircraft.

17.	TAXES

Embraer shall pay all [*****], shall be borne by Buyer.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

18.	APPLICABLE LAW

This Agreement shall in all respects be governed by the laws of the State of New York, including all matters of construction, validity and performance, without giving effect to principles of conflicts of laws other than sections 5-1401 and 5-1402 of the New York General Obligations law.

19.	JURISDICTION

Each Party hereto hereby irrevocably agrees, accepts and submits to, for itself and in respect of any of its property, generally and unconditionally, the exclusive jurisdiction of the courts of the State of New York in the City and County of New York and of the United States for the Southern District of New York, in connection with any legal action, suit or proceeding with respect to any matter relating to or arising out of or in connection with this Agreement or any other operative agreement and fully waives any objection to the venue of such courts. Furthermore to the fullest extent permitted by applicable law, each Party hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit action or proceeding any claim that it is not personally subject to the jurisdiction of the above named courts, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper.

EACH PARTY HERETO HEREBY EXPRESSLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

20.	TERMINATION

20.1 Should either Party fail to comply partially or completely with its obligations hereunder, the other Party shall be entitled to give notice of such failure and to require that such failure be remedied within the period specified in that notice, which period shall not be less than [*****]. Should such failure not be remedied within the period so specified, then the Party who gave notice of such failure shall be entitled [*****]. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY IN ANY CIRCUMSTANCE HEREUNDER FOR ANY CONSEQUENTIAL DAMAGES, LOSS OF PROFITS, LOSS OF REVENUE, LOSS OF USE AND INCREASED COSTS OR PUNITIVE DAMAGES OR INDIRECT OR INCIDENTAL DAMAGES WHICH MAY ARISE OUT OF, OR BE CONNECTED TO, ANY BREACH OR DEFAULT UNDER OF ANY TERM, CONDITION, COVENANT, WARRANTY, OR PROVISION OF THIS AGREEMENT, AND WHICH EITHER PARTY WOULD OTHERWISE BE ENTITLED TO UNDER ANY APPLICABLE LAW, INCLUDING BUT NOT LIMITED TO ANY CLAIMS SOUNDING IN CONTRACT, TORT, EQUITY OR STATUTE.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

20.2 Buyer and Embraer shall have the right to terminate this Agreement in respect to the relevant Aircraft, upon the occurrence of any Excusable Delay of [*****] or longer, unless otherwise agreed in writing by the Parties, and [*****] in respect to the relevant Aircraft upon: (A) [*****] of [*****] or longer after [*****] of such Aircraft or (B) the occurrence of any Non-Excusable Delay for reasons [*****], such rights to be exercisable by written notice from one Party to the other to such effect no earlier than the [*****] or [*****] or [*****] as applicable, after, in each case, [*****] of such Aircraft. Upon receipt of such notice of termination by Buyer or Embraer, as the case may be, Embraer shall:

(i)	in case of Excusable Delay: return to Buyer an amount equal to [*****].

(ii)	in case of Non-Excusable Delay: return to Buyer an amount equal to [*****].

20.3 If Buyer breaches this Agreement and terminates this Agreement before the Actual Delivery Date of an Aircraft [*****] or, if Embraer terminates this Agreement in relation to an Aircraft, pursuant to Articles 4.3, 7.7 or 9.1.5 hereof, Buyer shall pay to Embraer an amount equal to (i) [*****] of the Aircraft Basic Price per terminated Aircraft, if the termination occurs [*****] to the relevant

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

Aircraft Contractual Delivery Date or; (ii) [*****] of the Aircraft Basic Price per terminated Aircraft, if the termination occurs [*****] to the relevant Aircraft Contractual Delivery Date. For these purposes Embraer may, in its sole discretion, and unless prohibited by law, retain amounts previously paid by Buyer, to apply as part of the payments of damages resulting from such default on the part of Buyer [*****]. It is hereby agreed by the Parties that upon the receipt by Embraer of the amounts set forth above, no other damages, liability or indemnity shall be due by Buyer to Embraer.

20.4 If either Party terminates this Agreement in respect to an Aircraft pursuant to Article 7.6 hereof, [*****].

20.5 In the event this Agreement is [*****].

21.	PURCHASE RIGHT AIRCRAFT

21.1 Embraer shall grant Buyer the right to purchase up to [*****] additional Embraer E195-E2 aircraft (the “Purchase Right Aircraft”) configured as per Attachment “A”, as may be amended from time to time, and available to Buyer at the [*****] that are applicable to the Aircraft (the “Purchase Right Basic Price”), [*****].

21.2 Subject to no material default on the part of the Buyer having occurred and continuing on the date of exercise, the right to purchase each of the Purchase Right Aircraft shall be initiated by means of a written notice from Buyer to Embraer stipulating a desired delivery month and year as well as the Aircraft type to be purchased (the “Buyer’s Notice”), and such right is subject to the existence of enough production capacity at Embraer to comply with Buyer’s desirable delivery schedule.

21.3 In case Embraer has not received the Buyer´s Notice for all Purchase Right Aircraft on or before [*****], Buyer shall be deemed to have relinquished its right to acquire any unexercised Purchase Right Aircraft. The contractual delivery date for any Purchase Right Aircraft (“Purchase Right Aircraft’s Contractual Delivery Date”) shall be no later than [*****].

21.4 Following receipt by Embraer of the Buyer´s Notice, Embraer shall within [*****] inform Buyer if the desired Purchase Right Aircraft’s Contractual Delivery Date requested by Buyer is acceptable; otherwise, Embraer shall inform Buyer the closest non-committed delivery position available for sale (the “Confirmation Notice).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

21.5 Upon Buyer and Embraer agreeing to the new Purchase Right Aircraft’s Contractual Delivery Date and in order to secure the Purchase Right Aircraft delivery positions, Buyer shall within [*****] for each exercised Purchase Right Aircraft [*****]. The Purchase Right Aircraft payment schedule shall be in accordance with the following:

21.5.1 A [*****] of each Aircraft Basic Price, [*****], is due and payable within [*****] following the execution of the Amendment mentioned in Article 21.7 below.

21.5.2 A [*****] of each Aircraft Basic Price is due and payable [*****] to each relevant Purchase Right Aircraft’s Contractual Delivery Date.

21.5.3 A [*****] of each Aircraft Basic Price is due and payable [*****] to each relevant Aircraft’s Contractual Delivery Date.

21.5.4 A [*****] of each Aircraft Basic Price is due and payable [*****] to each relevant Purchase Right Aircraft’s Contractual Delivery Date.

21.5.5 The balance of each Aircraft Purchase Price shall become due and payable [*****] of each relevant Purchase Right Aircraft by Buyer.

21.5.6 All other payment terms and conditions not detailed above shall be in accordance with Article 4 of this Agreement, mutatis mutandis.

21.6 The product support package to be applied to the exercised Purchase Right Aircraft shall be in accordance with the terms and conditions contained in Article 2.4 of Attachment “B”.

21.7 If the purchase rights are exercised by Buyer as specified above and the relevant delivery dates are agreed, and the [*****] is paid by Buyer as specified above, an amendment to this Agreement shall be executed by and between the Parties within [*****] following the Confirmation Notice, setting forth the specific terms and conditions such as, delivery schedule, product support package, performance guarantees, and others if the case may be, applicable exclusively to the Purchase Right Aircraft. Upon execution of the Amendment, the exercise of the Purchase Right shall be irrevocably firm and binding [*****].

21.8 If the Parties for any reason fail to execute the amendment referred to above, then the purchase right with respect to such aircraft shall be deemed relinquished, [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

22.	INDEMNITY

22.1 Buyer agrees to indemnify and hold harmless each of Embraer and Embraer’s officers, agents, employees and assignees (collectively, the “Embraer Indemnitees”) from and against all liabilities, damages, losses, judgments, claims and suits, including necessary costs and expenses incident thereto (collectively, “Claims”), which may be suffered by, accrued against, be charged to or recoverable from such Embraer Indemnitees by reason of loss or damage to property or by reason of injury or death of any person resulting from or in any way connected with the performance of services by employees, representatives or agents of Embraer for or on behalf of Buyer related to Aircraft after its transfer of title to Buyer, including, but not limited to, technical operations, maintenance, and training services and assistance performed while on the premises of Embraer or Buyer, while in flight on Buyer-owned Aircraft or while performing any other service, at any place, in conjunction with the Aircraft operations of Buyer but for those Claims which are caused by the gross negligence or willful misconduct of Embraer Indemnitees.

23.	NOTICES

All notices permitted or required hereunder shall be in writing in the English language and sent, by registered mail and e-mail or by international courier service and e-mail, to the attention of the Vice President, Contracts – Commercial Aviation as to Embraer and of the President of the Company as to Buyer, to the addresses indicated below or to such other address as either Party may, by written notice, designate to the other.

23.1 EMBRAER:

EMBRAER S.A.

Attn: Vice President, Contracts—Commercial Aviation

Av. Brigadeiro Faria Lima, 2170

CEP 12227-901 São José dos Campos—SP

Brazil

Telephone: (+55 12) 3927-1410

Facsimile: (+55 12) 3927-1257

23.2 BUYER:

AZUL FINANCE 2 LLC

Attn: President of the Company

Avenida Marcos Penteado de Ulhôa Rodrigues, 939

Edif. Castello Branco Office Park—Torre Jatobá—9° andar—

CEP 06460-040—Alphaville Industrial—Barueri—SP

Brazil

Telephone: (+55 11) 4134-

Facsimile: (+55 11) 4134-9890

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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24.	CONFIDENTIALITY

Neither Party has the right to disclose the terms of this Agreement except as required by law. Each of Buyer and Embraer agrees not to disclose any portion of this Agreement or its Attachments, amendments or any other supplement, to any third party without the previous written consent of the other Party. Without limiting the foregoing, in the event either Party is legally required to disclose the terms of this Agreement, that Party shall notify the other Party (where permitted by law) reasonably in advance of such disclosure and exert its best efforts to request and obtain confidential treatment of the articles, terms and conditions of this Agreement relevantly designated by the other Party as confidential. In the event this Agreement is terminated, whether in whole or in part, this Article 24 shall survive such termination.

25.	COMPLIANCE WITH LAWS

25.1 Each Party hereby represents to the other Parties that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stipulated in this Agreement, and (iii) in all matters relating hereto, it has acted, and will continue to act in strict compliance with the applicable ethical and business integrity standards. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

25.2 Each Party represents to the other Party that:

(a) such Party has not and will not offer, promise or give to any employee, officer, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (i) Brazilian laws which apply or may apply to this Agreement or to such Party generally, or (ii) reasonably accepted standards of conduct and practices; and

(b) such Party has not and will not offer, promise or give to, or request or demand from, the other Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.

26.	SEVERABILITY

If any provision or part of a provision of this Agreement or any of the Attachments shall be, or be found by any authority or court of competent jurisdiction to be, illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

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27.	NON-WAIVER

Except as otherwise specifically provided to the contrary in this Agreement, any Party’s refrain from exercising any claim or remedy provided for herein shall not be deemed a waiver of such claim or remedy, and shall not relieve the other Party from the performance of such obligation at any subsequent time or from the performance of any of its other obligations hereunder.

28.	INTEGRATED AGREEMENT

All Attachments referred to in this Agreement and/or attached hereto are, by such reference or attachment, incorporated in this Agreement.

29.	NEGOTIATED AGREEMENT

Buyer and Embraer agree that this Agreement, including all of its Attachments, has been the subject of discussion and negotiation and is fully understood by the Parties, and that the rights, obligations and other mutual agreements of the Parties contained in this Agreement are the result of such complete discussion and negotiation between the Parties.

30.	COUNTERPARTS

This Agreement may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Agreement may be signed by pdf format exchanged between the parties by electronic mail with originals to follow by an internationally recognized courier.

31.	ENTIRE AGREEMENT

This Agreement constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof and supersedes all previous and connected negotiations, representations and agreements between the Parties. This Agreement may not be altered, amended or supplemented except by a written instrument executed by the Parties.

32.	REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other that:

32.1 It is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to conduct the business in which it is currently engaged and to enter into and perform its obligations under this Agreement;

32.2 It has taken, or caused to be taken, all necessary corporate action to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and

Purchase Agreement COM0384-14 – Execution Version	Page 28 of 30

32.3 The execution and delivery by it of this Agreement, its performance of its obligations hereunder and its consummation of the transactions contemplated hereby, do not and will not violate or conflict with any provision of its constitutional documents, violate or conflict with any law, rule, or regulation applicable to or binding on it or violate or constitute any breach or default (other than a breach or default that would not result in a material adverse change to it or adversely affect its ability to perform any of its obligations hereunder) under any agreement, instrument or document to which it is a party or by which it or any of its properties is or may be bound or affected.

INTENTIONALLY LEFT BLANK—SIGNATURE PAGE FOLLOWS

Purchase Agreement COM0384-14 – Execution Version	Page 29 of 30

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER S.A		Azul Finance 2 LLC

By:	/s/ Paulo Cesar de Souza e Silva	By:	/s/ Amir Nasruddin
Name:	Paulo Cesar de Souza e Silva	Name:	Amir Nasruddin
Title:	President Commercial Aviatio	Title:	Treasurer

By:	/s/ Adriana Sarlo
Name:	Adriana Sarlo
Title:	Vice President Contracts
Commercial Aviation

Place:		Place:

Witnesses:
/s/Alexandre Ayres Netto		/s/ Rafael Peres Olmedo
Name:	Alexandre Ayres Netto	Name:	Rafael Peres Olmedo
ID:	RG 3246599	ID:	RG: 49.755.863-4

Purchase Agreement COM0384-14 – Execution Version	Page 30 of 30

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A”

[*****] AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The [*****] Aircraft shall be manufactured according to (i) the standard configuration specified in the [*****], which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

[*****].

2.	OPTIONAL EQUIPMENT

The Aircraft will also be fitted with the following options selected by Buyer:

ITEM	EQUIPMENT
[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “A” to COM0385-14 – Execution Version	Page 1 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A”

[*****] AIRCRAFT CONFIGURATION

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “A” to COM0385-14 – Execution Version	Page 2 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A”

[*****] AIRCRAFT CONFIGURATION

[*****]

[*****]

3.	EXTERIOR FINISHING

The fuselage of the Aircraft shall be painted according to Buyer’s color and paint scheme, which shall be supplied to Embraer by Buyer on or before [*****] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., grey BAC707.

Once defined, the choices of colour and paint scheme made by Buyer shall apply to all Aircraft. If Buyer requires a colour and paint scheme for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant and substantiated Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer, [*****]. Should Buyer not approve the quotation, the relevant Aircraft shall be painted in according to the original paint and colour scheme.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “A” to COM0385-14 – Execution Version	Page 3 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A”

[*****] AIRCRAFT CONFIGURATION

Notwithstanding the above mentioned, such additional paint scheme request shall be previously assessed between Embraer and Azul [*****] tentatively to evaluate new paint scheme requirements, cost and time frame impacts, taking into consideration the painting raw material type, painting process, design complexity, as well as, engineering hours required to generate drawings, manuals and affected documentation.

4.	INTERIOR DETAILING

Buyer shall inform Embraer up to the customer check list definition (“CCL”), to be held no later than [*****] prior to the first Aircraft Contractual Delivery Date, of its choice of trim and finishing, emergency equipment and galley inserts from the choices offered by and available at Embraer. In case Buyer opts to use different part numbers of equipment, inserts, materials and/or patterns, Embraer will submit to Buyer a PMC describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer. Once defined, the choices of trim and finishing, emergency equipment and galley inserts made by Buyer shall apply to all Aircraft. If Buyer requires trim and finishing, emergency equipment or galley inserts for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

5.	BUYER FURNISHED EQUIPMENT(BFE) AND BUYER INSTALLED EQUIPMENT (BIE)

[*****]

The trolleys, standard units and the equipment classified as operational requirements shall be BIE items.

Medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof.

6.	EMBRAER RIGHT TO PERFORM FOR BUYER

If Buyer fails to choose or define the exterior, interior finishing, emergency equipment and/or galley inserts of any Aircraft or fails to promptly inform Embraer of its choice or definition within the time schedules defined in this Attachment, or as may be otherwise agreed between the Parties after the date hereof, Embraer shall promptly inform or remind the Buyer in writing of such failure. Should Buyer not take remedial action to cure the failure described above [*****] of Embraer’s written notice, then, Embraer shall have the right to tender the Aircraft for delivery, as the case may be, with a white overall fuselage colour, fitted with an interior finishing selected by Embraer, and/or with provisions/installation for emergency equipment and galley inserts from the choices available at Embraer, at its reasonable discretion.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “A” to COM0385-14 – Execution Version	Page 4 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A”

[*****] AIRCRAFT CONFIGURATION

In any such cases, no compensation to Buyer or reduction shall be applied in the relevant Aircraft Basic Price. Buyer agrees hereby that any action taken by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement. Further, Embraer shall be entitled to charge Buyer for reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer [*****] from the presentation of the respective invoice by Embraer to Buyer.

7.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [*****] before each relevant Aircraft Contractual Delivery Date. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

8.	EXPORT CONTROL ITEMS

The Aircraft contain certain equipment subject to export control under the United States of America law, which may require specific export control license (such as the ones equipped in the current generation of E-Jets, the [*****] and [*****]).

Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A” SHALL PREVAIL.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “A” to COM0385-14 – Execution Version	Page 5 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A1”

[*****] AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The [*****] Aircraft shall be manufactured according to (i) the standard configuration specified in the [*****], which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

[*****]

2.	OPTIONAL EQUIPMENT

The Aircraft will also be fitted with the following options selected by Buyer:

ITEM	EQUIPMENT
[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “A1” to COM0385-14 – Execution Version	Page 1 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A1”

[*****] AIRCRAFT CONFIGURATION

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “A1” to COM0385-14 – Execution Version	Page 2 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A1”

[*****] AIRCRAFT CONFIGURATION

[*****].

[*****]

3.	EXTERIOR FINISHING

The fuselage of the Aircraft shall be painted according to Buyer’s color and paint scheme, which shall be supplied to Embraer by Buyer on or before [*****] prior to the first Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., grey BAC707.

Once defined, the choices of colour and paint scheme made by Buyer shall apply to all Aircraft. If Buyer requires a colour and paint scheme for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant and substantiated Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer, [*****]. Should Buyer not approve the quotation, the relevant Aircraft shall be painted in according to the original paint and colour scheme.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “A1” to COM0385-14 – Execution Version	Page 3 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A1”

[*****] AIRCRAFT CONFIGURATION

Notwithstanding the above mentioned, such additional paint scheme request shall be previously assessed between Embraer and Azul [*****], tentatively to evaluate new paint scheme requirements, cost and time frame impacts, taking into consideration the painting raw material type, painting process, design complexity, as well as, engineering hours required to generate drawings, manuals and affected documentation.

4.	INTERIOR DETAILING

Buyer shall inform Embraer up to the customer check list definition (“CCL”), to be held no later than [*****] prior to the first Aircraft Contractual Delivery Date, of its choice of trim and finishing, emergency equipment and galley inserts from the choices offered by and available at Embraer. In case Buyer opts to use different part numbers of equipment, inserts, materials and/or patterns, Embraer will submit to Buyer a PMC describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer. Once defined, the choices of trim and finishing, emergency equipment and galley inserts made by Buyer shall apply to all Aircraft. If Buyer requires trim and finishing, emergency equipment or galley inserts for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [*****] prior to the relevant Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Buyer within [*****] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

5.	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE)

[*****]

The trolleys, standard units and the equipment classified as operational requirements shall be BIE items.

Medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof.

6.	EMBRAER RIGHT TO PERFORM FOR BUYER

If Buyer fails to choose or define the exterior, interior finishing, emergency equipment and/or galley inserts of any Aircraft or fails to promptly inform

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “A1” to COM0385-14 – Execution Version	Page 4 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “A1”

[*****] AIRCRAFT CONFIGURATION

Embraer of its choice or definition within the time schedules defined in this Attachment, or as may be otherwise agreed between the Parties after the date hereof, Embraer shall promptly inform or remind the Buyer in writing of such failure. Should Buyer not take remedial action to cure the failure described above within [*****] of Embraer’s written notice, then, Embraer shall have the right to tender the Aircraft for delivery, as the case may be, with a white overall fuselage colour, fitted with an interior finishing selected by Embraer, and/or with provisions/installation for emergency equipment and galley inserts from the choices available at Embraer, at its reasonable discretion.

In any such cases, no compensation to Buyer or reduction shall be applied in the relevant Aircraft Basic Price. Buyer agrees hereby that any action taken by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non-performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement. Further, Embraer shall be entitled to charge Buyer for reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [*****] from the presentation of the respective invoice by Embraer to Buyer.

7.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [*****] before each relevant Aircraft Contractual Delivery Date. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

8.	EXPORT CONTROL ITEMS

The Aircraft contain certain equipment subject to export control under the United States of America law, which may require specific export control license (such as the ones equipped in the current generation of E-Jets, the [*****] and the [*****]).

Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A1” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A1” SHALL PREVAIL.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “A1” to COM0385-14 – Execution Version	Page 5 of 5

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

1.	FERRY FLIGHT ASSISTANCE

1.1	If requested by Buyer, Embraer will make available at the Actual Delivery Date of each Aircraft to Buyer, the services of a third party representative at the airport in which the Aircraft will make the last stop in the Brazilian territory, to support Buyer’s crew in the interface with Brazilian customs clearances. Such services do not include handling services as refueling, ground equipment and communications and Buyer shall hire such services from a handling service company. Further, if so requested, Embraer may assist Buyer in contracting such handling services. Buyer shall also be responsible for the flight documents (including but not limited to IFR templates & charts) and overflight permits required for the ferry flight, except for the overflight permits for the Brazilian territory which, if necessary will be provided by Embraer.

If it is necessary that any ferry equipment be installed by Embraer in the Aircraft for the ferry flight between Brazil and the country where Buyer intends to fly the Aircraft (if any), Embraer will make available, upon Buyer’s written request, a standard and serviceable ferry equipment to Buyer (hereinafter the “Kit”) [*****], except as set forth below. In this case, Buyer shall immediately upon the Aircraft arrival at its final destination, remove the Kit from the Aircraft and return it to a freight forwarder agent as determined by Embraer, at Buyer own expense, including the necessary insurance in FCA (Free Carrier - Incoterms 2010) condition.

In case Embraer provides the Kit to Buyer and irrespective of whether (i) the Kit is utilized, whether totally or not, such decision to be taken in Embraer’s reasonable discretion, or (ii) the Kit is not used and is not returned to Embraer freight forwarder agent complete and in the same condition as it was delivered to Buyer within five (5) Days after Aircraft arrival in final destination, Buyer shall pay Embraer the value of a new Kit upon presentation of an invoice by Embraer and then the original Kit shall become the property of Buyer. In addition, the availability of another Kit for the next occurring Aircraft ferry flight after such period shall not be an Embraer obligation.

2.	PRODUCT SUPPORT PACKAGE

2.1	MATERIAL SUPPORT

2.1.1.	SPARES POLICY

Embraer guarantees the supply of spare parts, ground support equipment and tooling, except engines and their accessories, hereinafter referred to as “Spare(s)”, for the Aircraft [*****]. Such Spares shall be supplied according to the prevailing availability, sale conditions, delivery schedule and effective price on the date of acceptance by Embraer of a purchase order placed by Buyer for any of such items. The Spares may be supplied either by Embraer in Brazil or through its subsidiaries or distribution centers located abroad.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to COM0384-14 – Execution Version	Page 1 of 14

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

The sale and export of Spares to Buyer may be subject to export controls and other export documentation requirements of the United States and other countries. Buyer agrees that neither Embraer nor any of its subsidiaries, affiliates or Vendors shall be liable for failure to provide Spares and/or services, including without limitation the Services, under this Agreement or otherwise as a result of any ruling, decision, order, license, regulation, or policy of the competent authorities prohibiting the sale, export, re-export, transfer, or release of a Spare or its related technology. Buyer shall comply with any conditions and requirements imposed by the competent authorities and, upon Embraer’s request, shall execute and deliver to Embraer any relevant end-user certificates.

Export of (i) [*****] manufactured by [*****] with an embedded [*****] used for emergency backup and flight safety information and (ii) [*****] manufactured by [*****] incorporated into this Aircraft are subject to export control under United States law. Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software, may require prior authorization from the U.S. Government.

2.1.2.	RSPL

Upon Buyer’s request, Embraer shall present to Buyer a recommended Spare provisioning list (the “RSPL”). The objective of the RSPL is to provide Buyer with a detailed list of Spares that will be necessary to support the initial operation and maintenance of the Aircraft by Buyer. Such recommendation will be based on the experience of Embraer and on the operational parameters established by Buyer.

Embraer will provide a qualified team to attend pre-provisioning conferences as necessary to discuss Buyer requirements and the RSPL as well as any available spare parts support programs offered by Embraer. Such meeting shall be held at a mutually agreed upon place and time, but in no event less than [*****] prior to the Contractual Delivery Date of the first Aircraft.

Buyer may acquire the Spares contained in the RSPL directly from Embraer or directly from Vendors. Spares contained in the RSPL for which Buyer places a purchase order with Embraer (the “IP Spares”) will be delivered by Embraer to Buyer within [*****], in FCA (Free Carrier—Incoterms 2010) condition, at the port of clearance indicated by Embraer.

In order to ensure the availability of IP Spares in accordance with the foregoing at the time of entry into service of the first Aircraft, Buyer commits to place a purchase order with Embraer for those IP Spares Buyer has decided to acquire from Embraer, as soon as practical and in any event not less than [*****] prior to the Contractual Delivery Date of the first Aircraft. At the reasonable request of Embraer, Buyer shall demonstrate that it has provided for the acquisition of those IP Spares Buyer has decided to acquire from sources other than Embraer, in order to complement the RSPL in a timely manner.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to COM0384-14 – Execution Version	Page 2 of 14

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to COM0384-14 – Execution Version	Page 3 of 14

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

[*****]

[*****] [*****]

2.1.4.	OTHER SPARES SERVICES

AOG services: Embraer will maintain a call center for the AOG services, twenty four (24) hours a day, seven (7) days a week. All the contacts with the call center can be made through regular direct lines in Brazil (phone and fax), e-mail and also through the FlyEmbraer e-commerce in case Buyer subscribes to this service. The information concerning regular direct lines and e-mail address shall be obtained through the Customer Account Manager designated to Buyer by Embraer or through Embraer’s Customer Service offices.

Embraer will, subject to availability, deliver Spares pursuant to an AOG order from the location which is nearer to Buyer premises in FCA (Free Carrier – Incoterms 2010) condition, at the Embraer’s facility nearest to the Buyer’s premises informed in Buyer’s shipping instructions.

Buyer has availability of eSales at the Flyembraer portal, for faster Requests for Quotations or Order placing.

Other than AOG orders, Buyer may expedite spare parts orders as spare parts critical orders (imminent AOG or work stoppage situation) or as spare parts routine expedite orders (urgent stock replenishment – “USR”). Embraer will give response advice, within the following times:

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to COM0384-14 – Execution Version	Page 4 of 14

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

Routine and/or critical Spares: Embraer will deliver routine and/or critical Spares (other than AOG Spares) in FCA condition, Embraer’s facility, from the location were such Spares are available. Routine and/or critical Spares shall be delivered according to their lead times, depending upon the purchase order priority. All Spares will be delivered with the respective authorized release certificate or any similar document issued by a duly authorized person.

[*****]

[*****]

[*****]

[*****] [*****]

[*****]

2.2	AIRCRAFT TECHNICAL PUBLICATIONS:

2.2.1.	EMBRAER PUBLICATIONS AND PERFORMANCE SOFTWARE

Embraer shall provide, [*****] for a number of users that can support the operational and fleet management of the Aircraft (such number to be mutually agreed by the Parties) to access all available operational and maintenance publications presented in Exhibit “1” to this Attachment as applicable thereto, through the web-based FlyEmbraer portal or any successor portal (“FlyEmbraer”). Such operational and maintenance publications will be issued under the applicable specification, in the English language (the “Technical Publications”).

Embraer shall provide, [*****] to download the following software through FlyEmbraer (the “Software”) running on Microsoft Windows operational system:

(i)	an in-flight performance software and

(ii)	a software for take-off and landing calculations, to be chosen by Buyer from the standard version (runway analysis software) or the version adapted to IATA interface (SCAP module). Buyer shall inform Embraer in writing of its decision on or before six months prior to the Contractual Delivery Date of the first Aircraft.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to COM0384-14 – Execution Version	Page 5 of 14

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

[*****] of either Software allows its installation and use by Buyer in up to [*****], provided however that Buyer acknowledges that such Software is the property of Embraer and guarantees to Embraer that it will not modify, sell, transfer or in any other way convey to any third party without the prior written consent of Embraer.

Such access to the Technical Publications and to download the Software (and any revision and/or update thereof) is conditioned upon Buyer’s full acceptance of the FlyEmbraer on-line terms and conditions, by a person legally qualified to do so, as appointed in writing by Buyer.

The revision service for the Technical Publications and Software shall be provided, [*****]. Such revision shall be provided solely through the access to FlyEmbraer. Access to such publications and Software after the initial period set forth above shall be available at the then prevailing Embraer’s list price. The use of Technical Publications obtained from FlyEmbraer is subject to prior approval of the relevant airworthiness authorities.

One extra hardcopy of mandatory operational publications will be supplied on board of each Aircraft solely for the purpose of supporting the delivery flight and this copy will not be revised by Embraer at any time.

[*****]

2.2.2.	VENDOR PUBLICATIONS

The technical publications regarding parts, systems or equipment supplied by Vendors and installed by Embraer in the Aircraft during the manufacturing process, will be supplied to Buyer directly by such Vendors, in their original content and available format/media and/or on-line access, as the case may be. Vendors are also responsible to keep publications updated through a direct communication system with Buyer. Embraer shall use commercially reasonable efforts to cause Vendors to supply their respective technical publications in a prompt and timely manner.

2.2.3.	The Parties further understand and agree that in the event Buyer elects not to take all or any one of the Technical Publications above mentioned, or revisions thereof, no refund or other financial adjustment of the Aircraft Basic Price will be made.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to COM0384-14 – Execution Version	Page 6 of 14

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

2.3	SERVICES

[*****], except as set forth below, Embraer shall provide the Services described in this Article 2.3, in accordance with the terms and conditions below:

2.3.1	Familiarization Programs:

a.	The familiarization programs specified below are offered at [*****] with regards to the Aircraft, [*****].

b.	The familiarization programs shall, at Embraer’s criteria, be conducted by Embraer, Flight Safety International or other Embraer designated training provider, in accordance with the scope, syllabi and duration of the training program developed by Embraer, Flight Safety International or other Embraer-designated training provider. Such familiarization programs shall be in accordance with all applicable regulations and requirements of and approved by the Airworthiness Authority. Buyer may choose to use the training programs “as is” or to develop its own training programs. In any case Buyer shall be solely responsible for preparing and submitting its training programs to the Airworthiness Authority for approval.

c.	All familiarization programs shall be provided at the training centers of Embraer, Flight Safety International or other Embraer designated training provider at its respective training center or in such other location as Embraer, Flight Safety International or other Embraer designated training provider may reasonably indicate. Buyer shall be responsible for all costs and expenses related to the training services (including but not limited to instructor travel tickets, local transportation, lodging, per diem and non-productive days), in the event Buyer requires that any training services be carried outside such indicated training facilities.

d.	Notwithstanding the eventual use of the term “training” in this paragraph 2.3.1, the intent of this program is solely to familiarize Buyer’s pilots, mechanics, employees or representatives with the operation and maintenance of the Aircraft. It is not the intent of Embraer to provide basic training (“ab-initio”) to any representatives of Buyer.

e.	Any trainee appointed by Buyer for participation in any of the familiarization programs shall be duly qualified per the governing body in the country of Buyer’s operation and fluent in the English language as all training will be conducted in, and all training material will be presented in, such language. Pilots and mechanics shall also have previous experience in the operation and maintenance, as applicable, of jet aircraft or, as a minimum, of twin-engine turboprop aircraft.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to COM0384-14 – Execution Version	Page 7 of 14

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

Neither Embraer, Flight Safety International nor other Embraer designated training provider make any representation or give any guarantee regarding the successful completion of any training program by Buyers trainees, for which Buyer is solely responsible.

f.	The familiarization programs shall be carried out prior to the Contractual Delivery Date of the last Aircraft, in accordance with a schedule to be agreed upon by Buyer and Embraer not less than [*****] prior to the intended beginning of such training schedule. Buyer shall give [*****] advance notice to Embraer of the full name and professional identification data of each trainee. Substitutions of appointed trainees will not be accepted during this period.

g.	Training entitlements regarding each Aircraft that remain unused up to [*****] following the Actual Delivery Date of such Aircraft shall expire and Buyer shall be deemed to have [*****] its rights to such service, no refund or compensation being due by Embraer to Buyer in this case.

h.	The familiarization programs referred to above covers:

h.1 [*****] pilot familiarization program for up to (i) [*****] ground familiarization as regards Aircraft systems, weight and balance, performance and normal/emergency procedures. and, (ii) [*****] simulator sessions [*****], which shall be performed in groups of [*****] Buyer’s pilot per session. Simulator training includes the services of an instructor and will be carried out on a level D simulator. Buyer shall be solely responsible for selecting experienced training pilots that are fluent in English and duly qualified in multi-engine aircraft operations, navigation and communication.

h.2 [*****] qualified mechanics (total for this Agreement) each entitled to [*****] of the following modules to be chosen by Buyer:

- Line ad Base Mechanics [*****]

- Line and Base Electrical and Avionics [*****]

- Line and Base Mechanics, Electrical and Avionics [*****]

This program shall consist of classroom familiarization with Aircraft systems and structures and shall be in accordance with ATA specification 104, level III.

h.3 [*****] qualified flight attendants (total for this Agreement). This program shall consist of classroom familiarization [*****], including a general description of Aircraft safety procedures and flight attendant control panels.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to COM0384-14 – Execution Version	Page 8 of 14

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

h4. [*****] engineers and/or maintenance personnel (total for the entire Agreement). This program is conducted on Buyer’s site and shall consist of [*****] classroom to enable Buyer’s engineers and maintenance personnel [*****].

i.	The presence of Buyer’s authorized trainees shall be allowed exclusively in those areas related to the training hereof and Buyer agrees to hold harmless Embraer from and against all and any kind of liabilities in respect of such trainees to the extent permitted by law, [*****].

2.3.2	[*****]:

a.	Embraer shall provide [*****] the following [*****] services:

a.1 [*****]

a.2 [*****]

•	[*****]

•	[*****]

•	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to COM0384-14 – Execution Version	Page 9 of 14

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

[*****]

•	[*****]

•	[*****]

[*****]

b.	[*****], Buyer shall provide such [*****] (hereinafter defined as “Embraer Rep”) with communication services (international telephone line, facsimile, internet service and photocopy equipment) as well as suitable secure and private office facilities and related equipment including desk, table, chairs and file cabinet, located at [*****] or other location as may be mutually agreed by the Parties. Buyer shall also (a) arrange all necessary work permits such as support for visa issuance, local pilot’s license validation and airport security clearances required for Embraer Rep, to permit the accomplishment of the Services mentioned in this item 2.3.2, in due time; and (b) obtain all necessary custom clearances both to enter and depart from Buyer’s country for Embraer’s Rep and their personal belongings and professional tools.

c.	During the stay of the Embraer Rep at [*****], Buyer shall permit access to the maintenance and operation facilities as well as to the data and files of Buyer’s Aircraft fleet.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to COM0384-14 – Execution Version	Page 10 of 14

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

d.	Embraer shall bear all expenses of the Embraer Rep, including without limitation transportation, board and lodging, while the Embraer Rep is rendering such [*****] at [*****]. Buyer shall bear all expenses related to the transportation, board & lodging of the Embraer Rep in the event any Embraer Rep is required to render the Services provided for herein in any place other than [*****]. [*****], Buyer shall provide to the Embraer’s pilots transportation from/to [*****] or airport where such pilots will render the Services, so that the pilots can report to Buyer’s operation facilities or leave the airport in a timely manner according to the schedule of the flights they are engaged in.

e.	The Embraer Rep shall not participate in test flights or flight demonstrations without the previous written authorization from Embraer.

f.	Buyer shall include Embraer as additional insured in its Hull and Comprehensive Airline Liability insurance policies in accordance with the clauses contained in Exhibit “2” to this Attachment. Buyer shall supply Embraer with a copy of such endorsements to the insurance policies within [*****] prior to the date of which the Services are to begin (and prior to each renewal of Buyer Hull and Comprehensive Airline Liability insurance).

g.	The Parties further understand and agree that in the event Buyer elects not to take all or any portion of the [*****] provided for herein, [*****]. Any other additional [*****] shall depend on mutual agreement between the Parties and shall be charged by Embraer accordingly.

h.	The presence of Embraer Rep shall be allowed exclusively in those areas related to the subject matter hereof and Embraer agrees to hold harmless Buyer from and against all and any kind of liabilities in respect of such Embraer Rep to the extent permitted and required by law.

i.	Embraer may, at its own cost and without previous notice to Buyer, substitute at its sole discretion the Embraer Reps rendering the Services at any time during the period in which Services are being rendered.

j.	The rendering of the Services by Embraer’s Rep shall, at all times, be carried out in compliance with the applicable labor legislation.

k.	During the rendering of the Services, while on the premises of Buyer, Embraer Reps shall strictly follow the administrative routines and proceedings of Buyer, which shall have been expressly and clearly informed to Embraer Reps upon their arrival at said premises.

l.	There shall be no legal bond of whatever nature between Buyer and Embraer Reps pursuant to labor and welfare issues. Hence, Embraer shall bear all labor and welfare burdens stipulated by law in relation to the Embraer Reps.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to COM0384-14 – Execution Version	Page 11 of 14

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

m.	Embraer shall have the right to interrupt the rendering of the Services (i) should any situation occur which, at the sole discretion of Embraer, could represent a risk to the safety or health of Embraer Reps or (ii) upon the occurrence of any of the following events: strike, insurrection, labor disruptions or disputes, riots, or military conflicts. Upon the occurrence of such an interruption, Embraer shall resume the rendering of the Services for the remainder period immediately after having been informed by Buyer, in writing, of the cessation thereof. No such interruption in the rendering of the Services shall give reason for the extension of the Services beyond the periods identified above.

n.	Buyer agrees to indemnify and hold harmless Embraer and Embraer’s officers, agents, employees and assignees from and against all liabilities, damages, losses, judgments, claims and suits, including costs and expenses incident thereto, which may be suffered by, accrued against, be charged to or recoverable from Embraer and/or Embraer’s officers, agents, employees and assignees by reason of loss or damage to property or by reason of injury or death of any person resulting from or in any way connected with the performance of services by employees, representatives or agents of Embraer for or on behalf of Buyer related to Aircraft delivered by Embraer to Buyer, including, but not limited to, the Services and any other services such as technical operations, maintenance, and training services and assistance performed while on the premises of Embraer or Buyer, while in flight on Buyer-owned Aircraft or while performing such activities, at any place, in conjunction with the Aircraft operations of Buyer, except to the extent attributable to the gross negligence or willful misconduct of Embraer, its officers, agents employees and assignees.

2.3.3	Account Manager:

Embraer shall assign [*****] non-dedicated Account Manager to support Buyer shortly after execution of the Purchase Agreement and to support the operations of all Aircraft in Buyer’s fleet in revenue service for passenger transportation. The Account Manager will be responsible for coordinating all product support related actions of Embraer to assure a smooth introduction of the Aircraft into service and, thereafter, for concentrating and addressing all issues concerning the operation of the Aircraft by Buyer. A team composed of regional technical representatives, regional spare parts representatives and regional field engineers, as necessary and applicable, shall support the Account Manager for as long as Buyer operates a fleet of [*****] Aircraft in a revenue services.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to COM0384-14 – Execution Version	Page 12 of 14

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

2.3.4	Technical and Engineering Support

Embraer shall provide remote technical, engineering and flight operations support services three hundred sixty five days a year, twenty four (24) hours a day and seven (7) days a week, for airframe and systems. This service may be accessed by phone, fax and e-mail at the main facilities of Embraer. The technical and engineering support service is designed to support daily operations of the Aircraft by Buyer by assisting Buyer with the identification and investigation of the causes of in-services issues and during AOG situations, as required. The flight operations support service is designed to support Buyer in the use of flight operations publications and [*****]. This service is offered [*****] within such scope and is available for as long as Buyer continues to operate the Aircraft type in regular passenger revenue service. Embraer and Buyer shall agree service standards applicable to technical and engineering support during the negotiation of the Purchase Agreement.

Technical and engineering support is also available to assist Buyer in performing minor structural repairs on the Aircraft, such as dents, abrasions, scrapes and similar damages during normal operations, or caused by ground handling personnel and vehicles while servicing the Aircraft on ground. Such assistance consists of the analysis of damage reports submitted by Buyer, preparation of instructions for repair in accordance with structural repair standard of Embraer. This support shall be provided [*****].

2.4	PRODUCT SUPPORT PACKAGE FOR THE PURCHASE RIGHT AIRCRAFT

The product support package for the Purchase Right Aircraft shall be limited to [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to COM0384-14 – Execution Version	Page 13 of 14

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT B

FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

2.5	DISCLOSURE OF MAINTENANCE INFORMATION FROM SUPPLIERS

Buyer shall not object that Aircraft suppliers and/or maintenance, repair and overhaul providers release to Embraer the available data related to Buyer’s product maintenance cost data available including, but not limited to, “cost per hour” programs, repairs (time and material), spare parts and services purchases, special programs, exchanges, lease fees, maintenance inspections (time and material) and modifications.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “B” to COM0384-14 – Execution Version	Page 14 of 14

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1—LIST OF TECHNICAL PUBLICATIONS

The technical publications covering Aircraft operation and maintenance shall be available for access to Buyer in accordance with the following list:

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Exhibit 1 to Attachment B to COM0384 – 14	Page 1 of 1

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2 – SPECIAL INSURANCE CLAUSES

Buyer shall include the following clauses in its Hull and Comprehensive Airline Liability insurance policies:

a)	Hull All Risks Policy, including War, Hi-jacking and Other Perils.

“It is hereby understood and agreed that Insurers agree to waive rights of subrogation against Embraer S.A. (Embraer) including any business entity owned by or subsidiaries to Embraer, and all partners, executive officers, employees and stock holders with regard to the insured Aircraft.

This endorsement shall not operate to prejudice Insurer’s rights of recourse against Embraer as manufacturer, where such right of recourse might exist because of gross negligence or willful misconduct of Embraer as manufacturer of the Aircraft and had this endorsement not been effected under this Policy.”

b)	Comprehensive Airline Liability Policy of not less than [*****] each occurrence, each Aircraft and in the aggregate.

“It is hereby understood and agreed that Embraer S.A. (Embraer) including any business entity owned by or subsidiaries to Embraer, and all partners, executive officers, employees and stock holders, are added as an Additional Insured with respect to the services or Services to be provided pursuant to this Agreement or its Attachments.

This endorsement does not provide coverage for Embraer with respect to claims arising out of its legal liability as manufacturer and shall not operate to prejudice Insurer’s right of recourse against Embraer in the event of gross negligence or willful misconduct of Embraer in the performance of the services or Services to be provided pursuant to this Agreement or its Attachments.”

c)	Notwithstanding anything to the contrary as specified in the Policy or any endorsement thereof, the coverage stated in paragraphs a) and b) above, shall not be cancelled or modified by the Insurer, without [*****] advance written notice to Embraer to such effect.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Exhibit 2 to Attachment B to COM0384 – 14	Page 1 of 1

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “C”

[*****] E195-E2 WARRANTY—MATERIAL AND

WORKMANSHIP

1)	Embraer, subject to the conditions and limitations hereby expressed, warrants the Aircraft subject of the Purchase Agreement, as follows:

a.	For a period of [*****] from the Actual Delivery Date of the Aircraft, the Aircraft will be free from:

•	Defects in materials, workmanship and manufacturing processes in relation to parts manufactured by Embraer or by its subcontractors holding an Embraer part number (collectively “Embraer Parts”);

•	Defects inherent to the design of the Aircraft and Embraer Parts.

•	[*****].

•	[*****].

b.	For a period of [*****] from the Actual Delivery Date of the Aircraft date of delivery to Buyer, the Aircraft will be free from:

•	Defects in materials, workmanship and manufacturing processes in relation to parts manufactured by Vendors, excluding the Engines, Auxiliary Power Unit (APU) and their accessories (“Vendor Parts”), as well as failures of Vendor Parts due to incorrect installation or installation not complying with the instructions issued or approved by their respective Vendors. For the purpose of this warranty, Engine shall mean the complete power plant system which comprises the engine, the nacelle including thrust reverser, the engine mounting structure provided by the Engine manufacturer, all systems inside the nacelle and their integration with the Aircraft, and the Full Authority Digital Engine Control (FADEC) unit.

•	Defects due to non-conformity of Vendor Parts to the technical specification referred to in the Purchase Agreement.

•	Once the above mentioned periods have expired, Embraer will transfer to Buyer the original Warranty issued by the Vendors, if it still exists.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “C” to COM0384-14 – Execution Version	Page 1 of 4

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “C”

[*****] E195-E2 WARRANTY—MATERIAL AND

WORKMANSHIP

c.	[*****].

•	[*****].

2)	The obligations of Embraer as expressed in this Warranty are limited to replacing or repairing defective Embraer Parts and Vendor Parts, or supplying modification kits rectifying the defect, or providing equivalent material credits to the Buyer’ s account, depending solely upon its own judgment. The defective Embraer Parts and Vendor Parts shall be returned [*****] occurrence of the defect, at Buyer’s own expense (including but not limited to, freight, insurance, customs duties), adequately packed, provided that such components are actually defective and that the defect has occurred within the periods stipulated in this certificate. Should the defective Embraer Part and Vendor Parts not be returned to Embraer within [*****] period, Embraer may have the right, at its sole discretion, to deny the warranty claim.

NOTE: Notification of any defect claimed under this item 2 must be given to Embraer within [*****] after such defect is found.

Freight, insurance, taxes and other costs incurred by Embraer or its representative [*****].

Embraer Parts and Vendor Parts supplied to Buyer as replacement for defective Embraer Parts and Vendor Parts are warranted for the balance of the warranty period still available from the original warranty of the exchanged parts.

3)	Embraer will accept no warranty claims under any of the circumstances listed below:

a.	When the Aircraft has been used in an attempt to break records, or subjected to experimental flights, or in any other way not in conformity with the flight manual or the airworthiness certificate, or subjected to any manner of use in contravention of the applicable aerial navigation or other regulations and rules, issued or recommended by government authorities of whatever country in which the Aircraft is operated, when accepted and recommended by I.C.A.O.;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “C” to COM0384-14 – Execution Version	Page 2 of 4

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “C”

[*****] E195-E2 WARRANTY—MATERIAL AND

WORKMANSHIP

b.	When the Aircraft or any of its parts have been altered or modified by Buyer, without prior approval from Embraer or from the relevant Vendor through a service bulletin;

c.	Whenever the Aircraft or any of its parts have been involved in an accident, or when parts either defective or not complying to manufacturer’s design or specification have been used;

d.	Whenever Embraer Parts and Vendor Parts have had their identification marks, designation, seal or serial number altered or removed;

e.	In the event of negligence, misuse or maintenance services done on the Aircraft, or any of its parts not in accordance with the respective maintenance manual;

f.	In cases of deterioration, wear, breakage, damage or any other defect resulting from the use of inadequate packing methods when returning items to Embraer or its representatives.

4)	This Warranty does not apply to (a) Buyer-furnished equipment (BFE) or Buyer- installed equipment (BIE), (b) expendable items (as defined in the WATOG – World Airlines Technical Operations Glossary), and (c) materials or parts subjected to deterioration.

5)	The Warranty hereby expressed is established between Embraer and Buyer, and it cannot be transferred, assigned or novated to any third party, except as provided otherwise pursuant to Article 14 (Assignment) of the Purchase Agreement.

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “C” to COM0384-14 – Execution Version	Page 3 of 4

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “C”

[*****] E195-E2 WARRANTY—MATERIAL AND

WORKMANSHIP

[*****]

[*****]

[*****]

7)	TO THE EXTENT PERMITTED BY LAW, THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND REMEDIES OF BUYER SET FORTH IN THIS WARRANTY CERTIFICATE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND ANY ASSIGNEE OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNEE OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMANCE OR DEFECT OR FAILURE OR ANY OTHER REASON IN ANY AIRCRAFT OR OTHER THING DELIVERED UNDER THE PURCHASE AGREEMENT OF WHICH THIS IS AN ATTACHMENT, INCLUDING DATA, DOCUMENT, INFORMATION OR SERVICE, INCLUDING BUT NOT LIMITED TO:

a.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

b.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

c.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OR OTHER RELATED CAUSES OF EMBRAER OR ANY ASSIGNEE OF EMBRAER, WHETHER ACTIVE, PASSIVE OR IMPUTED; AND

d.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT OR FOR ANY DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

8)	No representative or employee of Embraer is authorized to establish any other warranty than the one hereby expressed, nor to assume any additional obligation, relative to the matter, in the name of Embraer and therefore any such statements eventually made by, or in the name of Embraer, shall be void and without effect.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “C” to COM0384-14 – Execution Version	Page 4 of 4

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 TO ATTACHMENT “C”

[*****]

[*****]

[*****][*****]

[*****][*****]

[*****][*****]

[*****]

[*****][*****]

[*****]

[*****][*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Exhibit 1 to Attachment “C” to COM0384-14 – Execution Version	Page 1 of 2

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 TO ATTACHMENT “C”

[*****]

[*****][*****]

[*****][*****]

[*****][*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Exhibit 1 to Attachment “C” to COM0384-14 – Execution Version	Page 2 of 2

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D”

ESCALATION FORMULA

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D to COM0384-14 – Execution Version	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D”

ESCALATION FORMULA

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D to COM0384-14 – Execution Version	Page 2 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “D”

ESCALATION FORMULA

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment D to COM0384-14 – Execution Version	Page 3 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “E”

AIRCRAFT DELIVERY SCHEDULE

Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

Aircraft	Contractual Delivery Date	Aircraft	Contractual Delivery Date

[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “E” to COM0384-14 – Execution Version	Page 1 of 1

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “F”

[*****] E190-E2—SERVICE LIFE GUARANTEE

This attachment specifies the terms and conditions of the Service Life Guarantee (“SLG”) [*****].

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “F” to COM0384-14 – Execution Version	Page 1 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “F”

E195-E2 [*****] —SERVICE LIFE GUARANTEE

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “F” to COM0384-14 – Execution Version	Page 2 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “F”

E195-E2 [*****] —SERVICE LIFE GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment “F” to COM0384-14 – Execution Version	Page 3 of 3

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “G”

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment G to COM0384-14— Execution Version	Page 1 of 10

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “G”

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment G to COM0384-14— Execution Version	Page 2 of 10

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “G”

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment G to COM0384-14— Execution Version	Page 3 of 10

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “G”

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment G to COM0384-14— Execution Version	Page 4 of 10

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “G”

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment G to COM0384-14— Execution Version	Page 5 of 10

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “G”

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment G to COM0384-14— Execution Version	Page 6 of 10

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “G”

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment G to COM0384-14— Execution Version	Page 7 of 10

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “G”

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment G to COM0384-14— Execution Version	Page8 of 10

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “G”

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment G to COM0384-14— Execution Version	Page 9 of 10

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “G”

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment G to COM0384-14— Execution Version	Page 10 of 10

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “H”

DISPATCH RELIABILITY GUARANTEE

This attachment specifies the terms and conditions of the Dispatch Reliability Guarantee (“DRG”) [*****].

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment H to COM0384-14 – Execution Version	Page 1 of 9

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “H”

DISPATCH RELIABILITY GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment H to COM0384-14 – Execution Version	Page 2 of 9

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “H”

DISPATCH RELIABILITY GUARANTEE

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment H to COM0384-14 – Execution Version	Page 3 of 9

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “H”

DISPATCH RELIABILITY GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment H to COM0384-14 – Execution Version	Page 4 of 9

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “H”

DISPATCH RELIABILITY GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment H to COM0384-14 – Execution Version	Page 5 of 9

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “H”

DISPATCH RELIABILITY GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment H to COM0384-14 – Execution Version	Page 6 of 9

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “H”

DISPATCH RELIABILITY GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment H to COM0384-14 – Execution Version	Page 7 of 9

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “H”

DISPATCH RELIABILITY GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment H to COM0384-14 – Execution Version	Page 8 of 9

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “H”

DISPATCH RELIABILITY GUARANTEE

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment H to COM0384-14 – Execution Version	Page 9 of 9

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “I” [*****] PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment I to COM0384-14 – Execution Version	Page 1 of 12

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “I” [*****] PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment I to COM0384-14 – Execution Version	Page 2 of 12

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “I” [*****] PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment I to COM0384-14 – Execution Version	Page 3 of 12

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “I” [*****] PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment I to COM0384-14 – Execution Version	Page 4 of12

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “I” [*****] PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment I to COM0384-14 – Execution Version	Page 5 of 12

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “I” [*****] PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment I to COM0384-14 – Execution Version	Page 6 of 12

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “I” [*****] PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment I to COM0384-14 – Execution Version	Page 7 of 12

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “I” [*****] PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]

[*****]	[*****] [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment I to COM0384-14 – Execution Version	Page 8 of 12

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “I” [******] PERFORMANCE AND WEIGHT GUARANTEE

[*****]	[*****]

[*****] [*****]

[*****] [*****]

[*****] [*****]

[*****] [*****]

[*****] [*****]

[*****]

[*****]

[*****] [*****]

[*****] [*****]

[*****] [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment I to COM0384-14 – Execution Version	Page 9 of 12

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “I” [*****] PERFORMANCE AND WEIGHT GUARANTEE

[*****] [*****]

[*****]

[*****]

[*****] [*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment I to COM0384-14 – Execution Version	Page 10 of 12

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “I” [*****] PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment I to COM0384-14 – Execution Version	Page 11 of 12

CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT “I” [*****] PERFORMANCE AND WEIGHT GUARANTEE

[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Attachment I to COM0384-14 – Execution Version	Page 12 of 12

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 1 TO PURCHASE AGREEMENT COM0384-14

This Amendment No.1 (the “Amendment No.1”) dated as of September 4, 2015 is between Embraer S.A. (“Embraer”) and Azul Finance 2 LLC (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0384-14 dated December 30, 2014, as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.1 and the Purchase Agreement, this Amendment No.1 shall control.

WHEREAS, Buyer has requested and Embraer has agreed to modify the Article 4.1.2 of the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.	PAYMENT

The Article 4.1.2 is hereby deleted and replaced in its entirety by the following:

“4.1.2. A [*****] payment of each Aircraft Basic Price, less the relevant [*****], is due and payable as follows:

4.1.2.1 [*****] shall be paid by Buyer on or before [*****].

4.1.2.2 [*****] shall be paid by Buyer on or before [*****].

4.1.2.3 [*****] shall be paid by Buyer on or before [*****].

4.1.2.4 [*****] shall be paid by Buyer on or before [*****].

2.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No.1 shall remain in full force and effect without any change.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

COM0493-15 Amendment No.1 to PA COM0384-14	Page 1 of 3

AMENDMENT No. 1 TO PURCHASE AGREEMENT COM0384-14

3.	COUNTERPARTS

This Amendment No. 1 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 1 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

COM0493-15 Amendment No.1 to PA COM0384-14	Page 2 of 3

AMENDMENT No. 1 TO PURCHASE AGREEMENT COM0384-14

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 1 to be effective as of the date first written above.

EMBRAER S.A.		AZUL FINANCE 2 LLC

By:	/s/ Paulo Cesar de Souza e Silva	By:	/s/ John Peter Rodgerson
Name:	Paulo Cesar de Souza e Silva	Name:	John Peter Rodgerson
Title:	President Commercial Aviation	Title:	President

By:	/s/ Adriana Sarlo	By:
Name:	Adriana Sarlo	Name:
Title:	Vice President Contracts	Title:
Commercial Aviaton

Place:	S. J. Campos—SP—Brazil	Place:	Barueri, SP, Brazil

COM0493-15 Amendment No.1 to PA COM0384-14	Page 3 of 3

Execution version

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 2 TO PURCHASE AGREEMENT COM0384-14

This Amendment No.2 (the “Amendment No.2”) dated as of March 2, 2016 is between Embraer S.A. (“Embraer”) and Azul Finance 2 LLC (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0384-14 dated December 30, 2014, as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.2 and the Purchase Agreement, this Amendment No.2 shall control.

WHEREAS, Buyer has paid Embraer the amount of [*****] according to articles 4.1.1, 4.1.2.1 and 4.1.2.2 of the Purchase Agreement.

WHEREAS, Buyer has requested Embraer a [*****] and Embraer has agreed, as a special concession, to change article 4.1.2 of the Purchase Agreement [*****].

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.	PAYMENT

The Article 4.1.2 is hereby deleted and replaced in its entirety by the following:

“4.1.2 A [*****] payment of [*****] Aircraft Basic Price, less the relevant [*****], is due and payable as follows:

4.1.2.1 [*****] already paid by Buyer on [*****].

4.1.2.2 [*****] shall be paid by Buyer on or before [*****].

4.1.2.3 [*****] shall be paid by Buyer on or before [*****].

4.1.2.4 [*****] shall be paid by Buyer on or before [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

COM0109-16 Amendment No.2 to PA COM0384-14	Page 1 of 3

Execution version

AMENDMENT No. 2 TO PURCHASE AGREEMENT COM0384-14

2.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No.2 shall remain in full force and effect without any change.

3.	COUNTERPARTS

This Amendment No. 2 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 2 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

COM0109-16 Amendment No.2 to PA COM0384-14	Page 2 of 3

Execution version

AMENDMENT No. 2 TO PURCHASE AGREEMENT COM0384-14

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 2 to be effective as of the date first written above.

EMBRAER S.A.		AZUL FINANCE 2 LLC

By:	/s/ Paulo Cesar de Souza e Silva	By:	/s/ John Peter Rodgerson
Name:	Paulo Cesar de Souza e Silva	Name:	John Peter Rodgerson
Title:	President Commercial Aviation	Title:	President

By:	/s/ Adriana Sarlo	By:
Name:	Adriana Sarlo	Name:
Title:	Vice President Contracts	Title:
Commercial Aviaton

Place:	São José dos Campos	Place:

COM0109-16 Amendment No.2 to PA COM0384-14	Page 3 of 3

Execution version

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 3 TO PURCHASE AGREEMENT COM0384-14

This Amendment No.3 (the “Amendment No.3”) dated as of March 31, 2016 is between Embraer S.A. (“Embraer”) and Azul Finance 2 LLC (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0384-14 dated December 30, 2014, as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.3 and the Purchase Agreement, this Amendment No.3 shall control.

WHEREAS, Buyer has requested and Embraer has agreed to provide Buyer [*****] and Buyer has decided to confirm [*****].

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1.	SUBJECT

Article 2 of the Purchase Agreement are hereby deleted and replaced as follows:

“2.	SUBJECT

Subject to the terms and conditions of this Agreement:

2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of [*****];

2.2 Embraer shall provide to Buyer the Services and the Technical Publications as described in the Attachment “B” to this Agreement; and

2.3 Buyer shall have the option to purchase [*****], in accordance with Article 21.”

2.	PAYMENT

The Article 4.1.1 and 4.1.2 is hereby deleted and replaced in its entirety by the following:

“4.1.1 An [*****] in the amount of [*****] per each Aircraft is due and payable by Buyer, as follows:

4.1.1.1 [*****] was already paid by Buyer on [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

COM0160-16 Amendment No.3 to PA COM0384-14	Page 1 of 5

Execution version

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT No. 3 TO PURCHASE AGREEMENT COM0384-14

4.1.1.2 [*****] is due and payable within [*****] following the execution of this Amendment No.3.

4.1.2 A [*****] payment of [*****] Aircraft Basic Price, less the relevant [*****], is due and payable as follows:

4.1.2.1 [*****] was already paid by Buyer on [*****].

4.1.2.3 [*****] shall be paid by Buyer on or before [*****].

4.1.2.4 [*****] shall be paid by Buyer on or before [*****].

4.1.2.5 [*****] shall be paid by Buyer on or before [*****]”.

3.	DELIVERY

The Attachment E to the Purchase Agreement is hereby deleted and replaced in its entirety by the

Attachment E to this Amendment No. 3.

4.	PURCHASE RIGHT AIRCRAFT

Article 21.1 of the Purchase Agreement is hereby deleted and replaced in its entirety by the following:

“21.1 Embraer shall grant Buyer the right to purchase [*****] additional [*****] (the “Purchase Right Aircraft”) configured as per Attachment “A”, as may be amended from time to time, and available to Buyer [*****] that are applicable to the Aircraft (the “Purchase Right Basic Price”), [*****]”.

5.	REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No.3 shall remain in full force and effect without any change.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

COM0160-16 Amendment No.3 to PA COM0384-14	Page 2 of 5

Execution version

AMENDMENT No. 3 TO PURCHASE AGREEMENT COM0384-14

6.	COUNTERPARTS

This Amendment No. 3 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 3 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK—SIGNATURE PAGE FOLLOWS]

COM0160-16 Amendment No.3 to PA COM0384-14	Page 3 of 5

Execution version

AMENDMENT No. 3 TO PURCHASE AGREEMENT COM0384-14

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 3 to be effective as of the date first written above.

EMBRAER S.A.		AZUL FINANCE 2 LLC

By:		By:	/s/ Renato Covelo
Name:		Name:	Renato Covelo
Title:		Title:	Procurador

By:	/s/ Adriana Sarlo	By:
Name:	Adriana Sarlo	Name:
Title:	Vice President Contracts	Title:
Commercial Aviation

Place:	São José dos Campos – SP, Brazil	Place:	Barueri – SP

COM0160-16 Amendment No.3 to PA COM0384-14	Page 4 of 5

Execution version

CONFIDENTIAL TREATMENT REQUESTED

Amendment No. 3 to Purchase Agreement COM0384-14

ATTACHMENT “E”

AIRCRAFT DELIVERY SCHEDULE

Aircraft Delivery Schedule (ref. Purchase Agreement Article 5)

Aircraft	Contractual Delivery Date	Aircraft	Contractual Delivery Date
[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

COM0160-16 Amendment No.3 to PA COM0384-14	Page 5 of 5